UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-06367

                                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                       Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund Annual Report — September 30, 2017

To Our Shareholders,

For the fiscal year ended September 30, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund increased 13.9% compared with an increase of 18.6% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2017.

Performance Discussion (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a CatalystTM. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

During the fourth quarter of 2016, as the U.S. election dominated the national consciousness, the S&P 500 rose 5% between November 8 and December 31. U.S. companies continued to increase their dividends, and at the end of the quarter, the dividend yield on the S&P 500 was about 2%. Of the 500 stocks that are represented in the S&P 500, 418 of them were paying a dividend.

The Federal Reserve’s mandate is to maximize employment and manage inflation. In the first quarter of 2017 unemployment fell to 4.5% in March and inflation rose to the Federal Reserve’s 2% target. In March, the Federal Reserve raised its target interest rate range for the second time in three months.

The second quarter of 2017 represented the first full quarter of President Trump’s new administration. Since the November 2016 election, the market had been on an upswing and the second quarter continued that trend, as it rose to new all time highs. The Trump administration struggled to have new health care legislation passed by Congress. On the global front, France reaffirmed its desire to stay within the European Union (EU) while Britain was still in the process of determining how to withdraw from the EU (“Brexit”).

The third quarter of 2017 was full of newsworthy events. Three hurricanes impacted the United States, causing tens of billions of dollars in damages and impacting over one million people. The Federal government agreed to pay billions of dollars in emergency funds to help the affected areas. On the geopolitical front, Britain continued to move forward with Brexit and the Catalonian region of Spain was exploring whether it would like to break away from Spain. Currently, Catalonia accounts for almost 20% of Spain’s economy and leads all other regions in the country’s exports. Taking into consideration all the uncertainty on the geopolitical front, the stock market still continued its upward trend and the average daily change in volatility was 0.3%, its lowest since 1968.

Among our better performing stocks for the fiscal year were Aerojet Rocketdyne Holdings Inc. (0.2% of net assets as of September 30, 2017), a leading technology based designer, developer, and manufacturer of aerospace and defense products and systems for the U.S. government, including the Department of Defense and NASA. Navistar International Corp. (0.6%), a manufacturer and marketer of medium and heavy trucks and mid range diesel engines, closed a deal on March 1 in which Volkswagen Truck & Bus purchased a $256 million stake in the American holding company. FMC Corp. (0.1%) also performed well. All three holdings returned over 85% for the year.

Some of our weaker performers were Dundee Corp. (0.01%), a real estate investment management company, and J.C. Penney Co. Inc. (0.1%) and Macy’s Inc. (0.6%). Two of America’s largest department store chains saw negative returns in the last year, although they have tried to come up with new tactics to attract customers and give them a reason to visit their stores. The two have started to integrate store-within-a-store concepts and unite online and real world shopping experiences.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2017 (a)(b) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (01/02/92)
Class AAA (GABEX)	13.91%	10.40%	6.07%	9.71%	9.99%
S&P 500 Index	18.61	14.22	7.44	10.04	9.43	(c)
Nasdaq Composite Index	23.85	17.36	10.46	13.32	9.78	(c)
Lipper Equity Income Fund Average	15.90	11.92	5.93	9.07	8.52
Class A (GCAEX)	13.92	10.40	6.07	9.71	9.99
With sales charge (d)	7.37	9.10	5.45	9.27	9.74
Class C (GCCEX)	13.04	9.58	5.28	8.97	9.56
With contingent deferred sales charge (e)	12.04	9.58	5.28	8.97	9.56
Class I (GCIEX)	14.19	10.68	6.34	9.90	10.10
Class T (GCTEX)	13.90	10.40	6.07	9.71	9.99
With sales charge (f)	11.06	9.84	5.80	9.53	9.82

In the current prospectuses dated January 27, 2017, as amended July 5, 2017, the expense ratios for Class AAA, A, C, I, and T Shares are 1.39%, 1.39%, 2.14%, 1.14%, and 1.39%, respectively. See page 14 for the expense ratios for the year ended September 30, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, C, and T Shares is 5.75%, 1.00%, and 2.50%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, Class I Shares on January 11, 2008, and Class T Shares on July 5, 2017. The actual performance of the Class A Shares, Class C Shares, and Class T Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	S&P 500 Index and Nasdaq Composite Index since inception performance is as of December 31, 1991.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(f)	Performance results include the effect of the maximum 2.50% sales charge at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA SHARES AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2017 through September 30, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2017.

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Equity Income Fund

Actual Fund Return
Class AAA	$1,000.00	$1,059.80	1.38%	$ 7.13
Class A	$1,000.00	$1,059.70	1.37%	$ 7.07
Class C	$1,000.00	$1,055.60	2.13%	$10.98
Class I	$1,000.00	$1,061.00	1.13%	$ 5.84
Class T**	$1,000.00	$1,030.80	1.39%	$ 3.40
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.38%	$ 6.98
Class A	$1,000.00	$1,018.20	1.37%	$ 6.93
Class C	$1,000.00	$1,014.39	2.13%	$10.76
Class I	$1,000.00	$1,019.40	1.13%	$ 5.72
Class T	$1,000.00	$1,018.10	1.39%	$ 7.03
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

**

Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Fund’s annualized expense ratio for the period since inception multiplied by the number of days since inception (88 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2017:

The Gabelli Equity Income Fund

Financial Services	23.4%
Food and Beverage	15.5%
Health Care	10.4%
Retail	6.3%
Consumer Products	5.1%
Diversified Industrial	4.9%
Telecommunications	3.5%
Energy and Utilities: Oil	3.0%
Automotive: Parts and Accessories	2.7%
Aerospace	2.0%
Broadcasting	1.9%
Equipment and Supplies	1.8%
Business Services	1.8%
Electronics	1.7%
Building and Construction	1.6%
Specialty Chemicals	1.4%
Energy and Utilities: Services	1.3%
Entertainment	1.3%
Computer Software and Services	1.3%
Energy and Utilities: Natural Gas	1.3%
Real Estate Investment Trusts	1.1%
Cable and Satellite	1.1%
Machinery	1.1%

Computer Hardware	1.0%
Environmental Services	0.9%
Metals and Mining	0.8%
Automotive	0.8%
Wireless Communications	0.7%
Energy and Utilities: Integrated	0.6%
Closed-End Funds	0.6%
Transportation	0.6%
Agriculture	0.6%
Hotels and Gaming	0.4%
Communications Equipment	0.4%
Energy and Utilities: Electric	0.4%
Aviation: Parts and Services	0.3%
Energy and Utilities: Water	0.2%
Consumer Services	0.2%
Paper and Forest Products	0.1%
Real Estate	0.0%*
Purchased Options	0.0%*
Publishing	0.0%*
Other Assets and Liabilities (Net)	(4.1)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 103.4%
	Aerospace — 2.0%
64,000	Aerojet Rocketdyne Holdings Inc.†	$359,828	$2,240,640
2,000	Lockheed Martin Corp.	47,350	620,580
10,000	Raytheon Co.	279,200	1,865,800
74,000	Rockwell Automation Inc.	2,622,505	13,187,540
2,000	Rockwell Collins Inc.	15,844	261,420
925,000	Rolls-Royce Holdings plc	6,341,969	10,994,345

		9,666,696	29,170,325

	Agriculture — 0.6%
90,000	Archer-Daniels-Midland Co.	2,386,667	3,825,900
34,500	Monsanto Co.	277,006	4,133,790
12,000	The Mosaic Co.	186,246	259,080

		2,849,919	8,218,770

	Automotive — 0.8%
205,000	Navistar International Corp.†	3,959,446	9,034,350
30,000	PACCAR Inc.	1,348,822	2,170,200

		5,308,268	11,204,550

	Automotive: Parts and Accessories — 2.7%
164,000	Dana Inc.	2,605,637	4,585,440
350,000	Genuine Parts Co.	14,525,249	33,477,500
26,000	Modine Manufacturing Co.†	132,587	500,500
1,200	O’Reilly Automotive Inc.†	30,096	258,444
16,000	Tenneco Inc.	239,237	970,720

		17,532,806	39,792,604

	Aviation: Parts and Services — 0.3%
50,000	Arconic Inc.	894,681	1,244,000
29,000	United Technologies Corp.	1,453,950	3,366,320

		2,348,631	4,610,320

	Broadcasting — 1.9%
347,000	CBS Corp., Cl. A, Voting	8,241,275	20,268,270
65,575	Liberty Global plc, Cl. A†	1,481,226	2,223,648
150,000	Liberty Global plc, Cl. C†	3,341,084	4,905,000
36,000	MSG Networks Inc., Cl. A†	134,967	763,200

		13,198,552	28,160,118

	Building and Construction — 1.6%
196,000	Fortune Brands Home & Security Inc.	1,908,965	13,177,080
49,000	Herc Holdings Inc.†	1,576,954	2,407,370
200,000	Johnson Controls International plc	4,019,530	8,058,000

		7,505,449	23,642,450

	Business Services — 1.8%
37,000	Automatic Data Processing Inc.	1,358,159	4,044,840
24,000	Diebold Nixdorf Inc.	641,520	548,400
100,000	Mastercard Inc., Cl. A	864,079	14,120,000

Shares		Cost	Market Value
2,000	MSC Industrial Direct Co. Inc., Cl. A	$132,352	$151,140
40,000	Pentair plc	1,223,885	2,718,400
30,000	S&P Global Inc.	1,225,693	4,689,300
4,000	Vectrus Inc.†	61,245	123,360

		5,506,933	26,395,440

	Cable and Satellite — 1.1%
10,000	AMC Networks Inc., Cl. A†	389,742	584,700
165,000	DISH Network Corp., Cl. A†	3,263,481	8,947,950
16,000	EchoStar Corp., Cl. A†	478,840	915,680
6,000	Liberty Global plc LiLAC, Cl. A†	142,271	142,560
13,692	Liberty Global plc LiLAC, Cl. C†	340,172	319,024
56,000	Scripps Networks Interactive Inc., Cl. A	2,353,169	4,809,840

		6,967,675	15,719,754

	Communications Equipment — 0.4%
185,000	Corning Inc.	2,274,029	5,535,200

	Computer Hardware — 1.0%
22,000	Apple Inc.	1,611,288	3,390,640
76,000	International Business Machines Corp.	6,037,775	11,026,080

		7,649,063	14,416,720

	Computer Software and Services — 1.3%
10,000	CDK Global Inc.	151,748	630,900
95,000	Fidelity National Information Services Inc.	1,523,088	8,872,050
277,600	Hewlett Packard Enterprise Co.	1,893,375	4,083,496
38,451	Micro Focus International plc, ADR†	539,397	1,226,587
50,000	Microsoft Corp.	1,397,000	3,724,500
23,000	NetScout Systems Inc.†	371,369	744,050

		5,875,977	19,281,583

	Consumer Products — 5.1%
44,000	Altria Group Inc.	517,039	2,790,480
80,000	Edgewell Personal Care Co.†	3,318,645	5,821,600
60,000	Energizer Holdings Inc.	744,798	2,763,000
25,000	Essity AB, Cl. A†	383,569	677,111
2,000	National Presto Industries Inc.	60,046	212,900
50,000	Philip Morris International Inc.	1,501,172	5,550,500
86,000	Reckitt Benckiser Group plc	2,642,415	7,851,287
25,000	Svenska Cellulosa AB, Cl. A	101,961	220,230
1,000,000	Swedish Match AB	12,530,354	35,077,165
111,500	The Procter & Gamble Co.	6,106,112	10,144,270
77,000	Unilever NV - NY Shares	1,521,528	4,546,080

		29,427,639	75,654,623

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Services — 0.2%
3,500	Allegion plc	$50,080	$302,645
50,000	Rollins Inc.	110,102	2,307,000

		160,182	2,609,645

	Diversified Industrial — 4.9%
92,000	Crane Co.	3,022,292	7,359,080
80,000	Eaton Corp. plc	3,587,148	6,143,200
600,000	General Electric Co.	9,865,434	14,508,000
136,000	Honeywell International Inc.	3,823,744	19,276,640
50,000	ITT Inc.	1,004,526	2,213,500
50,000	Jardine Matheson Holdings Ltd.	2,372,853	3,168,000
180,000	Jardine Strategic Holdings Ltd.	4,227,653	7,776,000
120,000	Textron Inc.	763,372	6,465,600
340,000	Toray Industries Inc.	2,318,732	3,298,023
37,000	Trinity Industries Inc.	622,753	1,180,300

		31,608,507	71,388,343

	Electronics — 1.7%
45,000	Sony Corp.	1,174,377	1,674,028
85,000	Sony Corp., ADR	2,025,391	3,173,900
74,000	TE Connectivity Ltd.	2,500,525	6,146,440
160,000	Texas Instruments Inc.	4,058,668	14,342,400

		9,758,961	25,336,768

	Energy and Utilities: Electric — 0.4%
10,000	American Electric Power Co. Inc.	343,190	702,400
7,000	Avangrid Inc.	137,482	331,940
45,000	El Paso Electric Co.	351,450	2,486,250
50,000	Korea Electric Power Corp., ADR	650,030	838,000
200,000	Texas Competitive Electric Holdings Co. LLC, (Escrow Shares)†(a)	0	0
105,000	The AES Corp.	472,508	1,157,100

		1,954,660	5,515,690

	Energy and Utilities: Integrated — 0.6%
180,000	Energy Transfer Equity LP	952,826	3,128,400
29,000	Eni SpA	304,221	479,849
13,000	Eversource Energy	195,779	785,720
6,500	Iberdrola SA, ADR	98,020	201,565
64,000	OGE Energy Corp.	853,373	2,305,920
59,000	PNM Resources Inc.	607,016	2,377,700

		3,011,235	9,279,154

	Energy and Utilities: Natural Gas — 1.3%
2,000	Atmos Energy Corp.	52,608	167,680
200,000	National Fuel Gas Co.	8,744,249	11,322,000
15,000	ONE Gas Inc.	62,574	1,104,600
98,000	ONEOK Inc.	926,154	5,430,180

Shares		Cost	Market Value
12,000	Southwest Gas Holdings Inc.	$246,965	$931,440

		10,032,550	18,955,900

	Energy and Utilities: Oil — 3.0%
127,000	Anadarko Petroleum Corp.	5,883,615	6,203,950
100,000	Chevron Corp.	3,963,114	11,750,000
75,000	ConocoPhillips	1,420,391	3,753,750
39,000	Devon Energy Corp.	1,150,716	1,431,690
73,000	Exxon Mobil Corp.	1,767,408	5,984,540
96,000	Hess Corp.	4,740,381	4,501,440
22,000	Marathon Petroleum Corp.	305,868	1,233,760
44,000	Occidental Petroleum Corp.	1,545,094	2,825,240
2,000	PetroChina Co. Ltd., ADR	153,111	128,220
90,000	Royal Dutch Shell plc, Cl. A, ADR	3,907,614	5,452,200
17,000	Total SA, ADR	282,789	909,840

		25,120,101	44,174,630

	Energy and Utilities: Services — 1.3%
345,000	Halliburton Co.	10,163,305	15,880,350
93,000	Oceaneering International Inc.	2,001,490	2,443,110
20,000	Schlumberger Ltd.	443,108	1,395,200

		12,607,903	19,718,660

	Energy and Utilities: Water — 0.2%
17,000	Aqua America Inc.	125,376	564,230
80,000	Severn Trent plc	2,133,400	2,329,452

		2,258,776	2,893,682

	Entertainment — 1.3%
120,000	Grupo Televisa SAB, ADR	2,683,653	2,960,400
12,000	The Madison Square Garden Co, Cl. A†	347,057	2,569,200
127,000	Twenty-First Century Fox Inc., Cl. B	3,878,256	3,275,330
294,000	Viacom Inc., Cl. A	11,552,581	10,789,800

		18,461,547	19,594,730

	Environmental Services — 0.9%
50,000	Republic Services Inc.	1,684,307	3,303,000
130,000	Waste Management Inc.	4,205,362	10,175,100

		5,889,669	13,478,100

	Equipment and Supplies — 1.8%
51,500	A.O. Smith Corp.	176,195	3,060,645
16,346	Danaher Corp.	476,946	1,402,160
179,000	Flowserve Corp.	2,258,602	7,623,610
22,500	Graco Inc.	1,195,065	2,783,025
11,000	Ingersoll-Rand plc	222,627	980,870
22,000	Minerals Technologies Inc.	757,033	1,554,300
186,500	Mueller Industries Inc.	3,696,433	6,518,175
16,000	Parker-Hannifin Corp.	835,168	2,800,320
15,000	Tenaris SA, ADR	306,100	424,650

		9,924,169	27,147,755

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services — 23.4%
6,500	Alleghany Corp.†	$1,001,491	$3,601,065
165,000	AllianceBernstein Holding LP	1,857,666	4,009,500
228,000	American Express Co.(b)	8,059,434	20,624,880
128,000	American International Group Inc.	2,922,701	7,857,920
25,000	Argo Group International Holdings Ltd.	558,372	1,537,500
5,195	Banco Santander Chile, ADR	29,250	154,343
93,000	Banco Santander SA, ADR	699,738	645,420
335,000	Bank of America Corp.	3,395,384	8,488,900
13,056	BNP Paribas SA	580,935	1,053,152
376,000	Citigroup Inc.	13,876,628	27,350,240
30,000	Dundee Corp., Cl. A†	140,046	76,938
39,000	Eaton Vance Corp.	1,127,731	1,925,430
100,000	Federated Investors Inc., Cl. B	2,388,985	2,970,000
34,000	Fidelity Southern Corp.	281,974	803,760
80,000	H&R Block Inc.	1,157,369	2,118,400
54,000	Interactive Brokers Group Inc., Cl. A	820,617	2,432,160
227,000	JPMorgan Chase & Co.	7,594,247	21,680,770
70,000	Julius Baer Group Ltd.	2,299,124	4,142,097
30,000	Kemper Corp.	795,002	1,590,000
90,100	Kinnevik AB, Cl. A	1,682,511	3,185,895
19,000	Kinnevik AB, Cl. B	278,394	619,578
216,000	Legg Mason Inc.	3,808,973	8,490,960
15,000	Leucadia National Corp.	263,160	378,750
105,000	Loews Corp.	4,004,302	5,025,300
131,000	M&T Bank Corp.	9,256,188	21,096,240
308,000	Marsh & McLennan Companies Inc.	9,219,628	25,813,480
224,000	Morgan Stanley	4,886,199	10,790,080
185,000	Navient Corp.	1,413,230	2,778,700
8,000	Northern Trust Corp.	307,964	735,440
60,000	Och-Ziff Capital Management Group LLC, Cl. A	283,390	193,200
38,000	Oritani Financial Corp.	380,000	638,400
40,000	Popular Inc.	1,006,510	1,437,600
265,000	SLM Corp.†	1,202,498	3,039,550
170,000	State Street Corp.	7,766,302	16,241,800
284,000	Sterling Bancorp.	3,091,639	7,000,600
12,000	SunTrust Banks Inc.	251,737	717,240
74,000	T. Rowe Price Group Inc.	3,133,821	6,708,100
100,000	TD Ameritrade Holding Corp.	1,692,686	4,880,000
935,000	The Bank of New York Mellon Corp.	25,900,843	49,573,700
3,000	The Dun & Bradstreet Corp.	105,969	349,230
18,500	The Goldman Sachs Group Inc.	2,239,746	4,388,015
105,000	The Hartford Financial Services Group Inc.	3,296,163	5,820,150

Shares		Cost	Market Value
104,000	The PNC Financial Services Group Inc.	$5,508,822	$14,016,080
16,000	The Travelers Companies Inc.	636,771	1,960,320
40,000	W. R. Berkley Corp.	1,434,915	2,669,600
93,000	Waddell & Reed Financial Inc., Cl. A	1,799,875	1,866,510
550,000	Wells Fargo & Co.	16,823,489	30,332,500

		161,262,419	343,809,493

	Food and Beverage — 15.5%
1,000	Ajinomoto Co. Inc.	15,519	19,516
1,000	Anheuser-Busch InBev SA/NV	15,876	119,726
355,500	Brown-Forman Corp., Cl. A	6,715,709	19,797,795
172,000	Campbell Soup Co.	5,408,870	8,053,040
80,000	Coca-Cola Amatil Ltd., ADR	246,845	486,400
20,000	Coca-Cola European Partners plc	450,000	832,400
14,500	Coca-Cola Femsa SAB de CV, ADR	590,410	1,118,385
7,700	Constellation Brands Inc., Cl. A	95,506	1,535,765
128,000	Danone SA	6,385,759	10,040,610
1,000,000	Davide Campari-Milano SpA	3,435,422	7,256,825
94,000	Diageo plc, ADR	5,250,233	12,420,220
47,000	Dr Pepper Snapple Group Inc.	839,537	4,158,090
124,000	Fomento Economico Mexicano
	SAB de CV, ADR	2,851,381	11,845,720
202,000	General Mills Inc.	5,203,484	10,455,520
2,700,000	Grupo Bimbo SAB de CV, Cl. A	2,163,067	6,534,267
140,000	Heineken NV	6,437,001	13,841,153
17,000	Heineken NV, ADR	430,190	843,710
210,000	ITO EN Ltd.	4,214,522	7,082,426
35,500	Kellogg Co.	1,826,705	2,214,135
2,000	McCormick & Co. Inc., Cl. V	137,120	204,060
28,000	McCormick & Co. Inc.,
	Non-Voting	1,282,199	2,873,920
740,000	Mondelēz International Inc., Cl. A	13,641,799	30,088,400
115,000	Nestlé SA	3,174,203	9,631,332
65,000	Nestlé SA, ADR	3,829,280	5,460,650
95,000	Nissin Foods Holdings Co. Ltd.	3,080,973	5,774,717
3,000,000	Parmalat SpA	8,174,367	10,991,609
100,000	PepsiCo Inc.	6,444,340	11,143,000
45,000	Pernod Ricard SA	3,674,041	6,225,328
58,000	Remy Cointreau SA	3,534,133	6,868,692
36,000	Sapporo Holdings Ltd.	810,532	970,984
68,000	The Kraft Heinz Co.	1,902,589	5,273,400
90,000	The Coca-Cola Co.	1,902,337	4,050,900
1,000	The Hershey Co.	36,300	109,170
76,500	Tootsie Roll Industries Inc.	1,454,178	2,907,000
2,000	Tyson Foods Inc., Cl. A	15,981	140,900
90,000	Yakult Honsha Co. Ltd.	2,253,446	6,486,558

		107,923,854	227,856,323

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care — 10.4%
10,000	Abbott Laboratories	$227,205	$533,600
10,000	AbbVie Inc.	248,353	888,600
33,000	Aetna Inc.	1,246,747	5,247,330
4,000	Allergan plc	576,000	819,800
78,000	Baxter International Inc.	1,729,585	4,894,500
18,000	Bio-Rad Laboratories Inc., Cl. A†	1,818,425	3,999,960
50,000	Boston Scientific Corp.†	290,046	1,458,500
400,000	Bristol-Myers Squibb Co.	9,798,032	25,496,000
165,000	Eli Lilly & Co.	5,765,515	14,114,100
16,000	Express Scripts Holding Co.†	713,282	1,013,120
13,000	GlaxoSmithKline plc, ADR	574,785	527,800
40,000	Henry Schein Inc.†	501,982	3,279,600
110,000	Johnson & Johnson	6,572,571	14,301,100
310,000	Merck & Co. Inc.	8,638,276	19,849,300
205,000	Novartis AG, ADR	11,171,782	17,599,250
210,000	Patterson Cos., Inc.	7,354,890	8,116,500
280,000	Pfizer Inc.	4,758,441	9,996,000
60,000	Roche Holding AG, ADR	1,096,740	1,920,000
23,000	Roche Holding AG,
	Genusschein	3,328,528	5,871,431
87,500	William Demant Holding A/S†	854,734	2,309,708
61,854	Wright Medical Group NV†	1,273,574	1,600,163
50,000	Zimmer Biomet Holdings Inc.	2,907,785	5,854,500
60,000	Zoetis Inc.	1,731,705	3,825,600

		73,178,983	153,516,462

	Hotels and Gaming — 0.4%
7,500	Las Vegas Sands Corp.	18,435	481,200
78,000	MGM Resorts International	799,235	2,542,020
17,000	Wynn Resorts Ltd.	738,179	2,531,640

		1,555,849	5,554,860

	Machinery — 1.1%
6,000	Caterpillar Inc.	35,181	748,260
89,000	Deere & Co.	3,864,530	11,177,510
57,000	Xylem Inc.	1,425,388	3,569,910

		5,325,099	15,495,680

	Metals and Mining — 0.8%
205,000	Freeport-McMoRan Inc.†	2,212,255	2,878,200
233,000	Newmont Mining Corp.	6,872,575	8,739,830

		9,084,830	11,618,030

	Paper and Forest Products — 0.1%
15,000	International Paper Co.	469,570	852,300

	Publishing — 0.0%
3,000	Value Line Inc.	41,976	52,860

	Real Estate — 0.0%
10,049	Griffin Industrial Realty Inc.	224,724	365,281

Shares		Cost	Market Value

	Real Estate Investment Trusts — 1.1%
45,600	Ryman Hospitality Properties Inc.	$1,742,930	$2,849,544
385,000	Weyerhaeuser Co.	6,996,482	13,101,550

		8,739,412	15,951,094

	Retail — 6.3%
16,000	Compagnie Financiere Richemont SA	540,728	1,462,281
49,124	Copart Inc.†	433,098	1,688,392
68,000	Costco Wholesale Corp.	3,341,832	11,171,720
350,000	CVS Health Corp.	12,021,116	28,462,000
97,200	Ingles Markets Inc., Cl. A	1,718,799	2,498,040
312,000	J.C. Penney Co. Inc.†	2,838,767	1,188,720
420,000	Macy’s Inc.	5,922,317	9,164,400
90,000	Seven & i Holdings Co. Ltd.	2,692,986	3,475,228
114,000	The Home Depot Inc.	3,170,526	18,645,840
28,000	Tractor Supply Co.	339,939	1,772,120
115,000	Walgreens Boots Alliance Inc.	3,580,660	8,880,300
41,000	Wal-Mart Stores Inc.	1,841,970	3,203,740
10,000	Weis Markets Inc.	300,480	435,000

		38,743,218	92,047,781

	Specialty Chemicals — 1.4%
11,000	Albemarle Corp.	112,797	1,499,410
5,000	Ashland Global Holdings Inc.	109,663	326,950
135,000	Ferro Corp.†	346,859	3,010,500
8,000	FMC Corp.	186,076	714,480
46,000	H.B. Fuller Co.	950,216	2,670,760
64,000	International Flavors & Fragrances Inc.	2,816,870	9,146,240
2,400	NewMarket Corp.	9,263	1,021,800
1,000	Quaker Chemical Corp.	10,797	147,950
3,000	Sensient Technologies Corp.	55,184	230,760
20,000	The Chemours Co.	210,932	1,012,200
15,000	Valvoline Inc.	126,264	351,750

		4,934,921	20,132,800

	Telecommunications — 3.4%
2,000	AT&T Inc.	47,800	78,340
300,000	BCE Inc.	5,861,989	14,049,000
32,000	BT Group plc, ADR	469,025	615,680
20,000	Cincinnati Bell Inc.†	268,000	397,000
265,000	Deutsche Telekom AG, ADR	3,861,139	4,944,900
10,000	Harris Corp.	790,012	1,316,800
33,000	Loral Space & Communications Inc.†	1,317,447	1,633,500
20,000	Orange SA, ADR	299,004	328,400
47,000	Proximus SA	1,462,751	1,619,531
45,010	Telefonica SA, ADR	428,921	485,658
292,400	Telephone & Data Systems Inc.	8,299,947	8,155,036
24,000	TELUS Corp.	185,454	863,250
25,000	TELUS Corp., New York	561,870	899,250

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
290,000	Verizon Communications Inc.	$9,863,827	$14,352,100

		33,717,186	49,738,445

	Transportation — 0.6%
142,500	GATX Corp.	4,719,293	8,772,300

	Wireless Communications — 0.7%
6,000	Millicom International Cellular SA	291,776	394,920
28,000	Millicom International Cellular SA, SDR	1,812,254	1,847,782
228,000	NTT DoCoMo Inc.	3,309,462	5,208,389
45,000	Turkcell Iletisim Hizmetleri A/S, ADR	608,237	396,900
39,846	United States Cellular Corp.†	1,586,062	1,410,548
35,000	Vodafone Group plc, ADR	991,750	996,100

		8,599,541	10,254,639

	TOTAL COMMON STOCKS	705,420,772	1,517,913,862

	CLOSED-END FUNDS — 0.6%
133,000	Altaba Inc.†	2,151,294	8,809,920

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
29,200	Cincinnati Bell Inc., 6.750%, Ser. B	607,686	1,471,388

	RIGHTS — 0.0%
	Retail — 0.0%
250,017	Safeway Casa Ley, CVR†	27,343	133,759
250,017	Safeway PDC, CVR†	0	3,750

	TOTAL RIGHTS	27,343	137,509

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Retail — 0.0%
105	Sears Holdings Corp., expire 12/15/19†	$522	$227

	PURCHASED OPTIONS — 0.0%	364,052	254,375

	TOTAL INVESTMENTS — 104.1%	$708,571,669	1,528,587,281

	Other Assets and Liabilities (Net) — (4.1)%		(59,586,169)

	NET ASSETS — 100.0%		$1,469,001,112

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Securities, or a portion thereof, with a value of $2,261,500 were deposited with Pershing LLC as collateral.
†	Non-income producing security.

ADR	American Depositary Receipt

CVR	Contingent Value Right

SDR	Swedish Depositary Receipt

As of September 30, 2017, exchange traded options purchased outstanding were as follows:

	Number of	Notional	Exercise	Expiration	Market
Description	contracts	amount	price	date	Value
Exchange Traded Put Options Purchased — 0.0%
The Bank of New York Mellon Corp.	1,250	$6,627,500	$55.00	10/06/17	$254,375

TOTAL EXCHANGE TRADED PUT OPTIONS PURCHASED					$254,375

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments, at value (cost $708,571,669)	$1,528,587,281
Cash	110
Receivable for Fund shares sold	636,668
Dividends receivable	3,335,160
Prepaid expenses	39,003

Total Assets	1,532,598,222

Liabilities:
Line of credit payable	57,813,000
Payable to broker	363,995
Payable for Fund shares redeemed	3,447,029
Payable for investment advisory fees	1,212,286
Payable for distribution fees	365,283
Payable for accounting fees	11,250
Other accrued expenses	384,267

Total Liabilities	63,597,110

Net Assets (applicable to 65,660,565 shares outstanding)	$1,469,001,112

Net Assets Consist of:
Paid-in capital	$656,860,470
Undistributed net investment income	1,622,448
Distributions in excess of realized gain on investments and foreign currency transactions	(9,494,749)
Net unrealized appreciation on investments	820,015,612
Net unrealized depreciation on foreign currency translations	(2,669)

Net Assets	$1,469,001,112

Shares of Capital Stock, each at $0.001 par value:

Class AAA:
Net Asset Value, offering, and redemption price per share ($662,696,298 ÷ 29,012,749 shares outstanding; 150,000,000 shares authorized)	$22.84

Class A:
Net Asset Value and redemption price per share ($115,702,395 ÷ 5,090,490 shares outstanding; 50,000,000 shares authorized)	$22.73

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.12

Class C:
Net Asset Value and offering price per share ($246,689,725 ÷ 12,867,277 shares outstanding; 50,000,000 shares authorized)	$19.17	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($443,911,667 ÷ 18,690,004 shares outstanding; 50,000,000 shares authorized)	$23.75

Class T:
Net Asset Value and redemption price per share ($1,027.23 ÷ 44.97 shares outstanding; 50,000,000 shares authorized)	$22.84

Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$23.43

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $1,309,914)	$38,403,154
Interest	76,359
Other income*	67,621

Total Investment Income	38,547,134

Expenses:
Investment advisory fees	16,325,845
Distribution fees - Class AAA	1,871,276
Distribution fees - Class A	342,529
Distribution fees - Class C	2,803,748
Distribution fees - Class T	1
Shareholder services fees	1,331,481
Shareholder communication expenses	241,592
Custodian fees	202,664
Interest expense	202,474
Registration expenses	92,102
Directors’ fees	60,337
Legal and audit fees	55,282
Accounting fees	45,000
Miscellaneous expenses	116,288

Total Expenses	23,690,619

Less: Expenses paid indirectly by broker (See Note 6)	(13,585)

Net Expenses	23,677,034

Net Investment Income	14,870,100

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and
Foreign Currency:
Net realized gain on investments	224,468,937
Net realized gain on securities sold short	9,861
Net realized loss on foreign currency transactions	(86,447)

Net realized gain on investments, securities sold short, and foreign currency transactions	224,392,351

Net change in unrealized appreciation/depreciation: on investments	(28,300,180)
on foreign currency translations	24,465

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(28,275,715)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	196,116,636

Net Increase in Net Assets Resulting from Operations	$210,986,736

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income	$14,870,100	$18,933,756
Net realized gain on investments, securities sold short, and foreign currency transactions	224,392,351	185,422,705
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(28,275,715)	10,943,889

Net Increase in Net Assets Resulting from Operations	210,986,736	215,300,350

Distributions to Shareholders:
Net investment income
Class AAA	(7,628,898)	(9,078,082)
Class A	(1,403,125)	(1,758,236)
Class C	(1,318,106)	(1,304,743)
Class I	(5,758,710)	(7,020,663)
Class T	(1)	—

	(16,108,840)	(19,161,724)

Net realized gain
Class AAA	(100,333,046)	(83,259,250)
Class A	(18,436,177)	(16,104,680)
Class C	(43,531,683)	(34,165,941)
Class I	(60,818,823)	(51,342,435)
Class T	(131)	—

	(223,119,860)	(184,872,306)

Return of capital
Class AAA	(18,409,905)	(32,303,440)
Class A	(2,789,080)	(6,305,011)
Class C	(10,392,849)	(16,125,596)
Class I	(13,075,661)	(14,445,009)
Class T	(3)	—

	(44,667,498)	(69,179,056)

Total Distributions to Shareholders	(283,896,198)	(273,213,086)

Capital Share Transactions:
Class AAA	(141,336,801)	(127,327,265)
Class A	(40,539,407)	(17,529,218)
Class C	(38,669,080)	(4,788,500)
Class I	(21,947,515)	(170,384,648)
Class T	1,134	—

Net Decrease in Net Assets from Capital Share Transactions	(242,491,669)	(320,029,631)

Redemption Fees	1,038	3,762

Net Decrease in Net Assets.	(315,400,093)	(377,938,605)
Net Assets:
Beginning of year	1,784,401,205	2,162,339,810

End of year (including undistributed net investment income of $1,622,448 and $2,280,726, respectively)	$1,469,001,112	$1,784,401,205

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate
Class AAA
2017	$24.06	$0.24	$2.97	$3.21	$(0.25)	$(3.33)	$(0.85)	$(4.43)	$0.00	$22.84	13.91%	$662,696	0.97%	1.39	%(c)(d)	1%
2016	25.08	0.26	2.72	2.98	(0.26)	(2.35)	(1.39)	(4.00)	0.00	24.06	11.31	833,154	0.99	1.39	(c)	1
2015	28.55	0.25	(1.71)	(1.46)	(0.18)	(1.83)	—	(2.01)	0.00	25.08	(5.40)	985,647	0.88	1.37	(c)	3
2014	26.68	0.30	3.05	3.35	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.55	12.64	1,604,629	1.06	1.37		4
2013	22.54	0.29	4.49	4.78	(0.64)	—	—	(0.64)	0.00	26.68	21.38	1,726,724	1.15	1.39		6
Class A
2017	$23.96	$0.24	$2.96	$3.20	$(0.25)	$(3.33)	$(0.85)	$(4.43)	$0.00	$22.73	13.92%	$115,702	0.96%	1.39	%(c)(d)	1%
2016	24.99	0.26	2.71	2.97	(0.26)	(2.35)	(1.39)	(4.00)	0.00	23.96	11.31	160,593	0.99	1.39	(c)	1
2015	28.45	0.26	(1.71)	(1.45)	(0.18)	(1.83)	—	(2.01)	0.00	24.99	(5.38)	183,418	0.90	1.37	(c)	3
2014	26.59	0.30	3.04	3.34	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.45	12.64	209,501	1.07	1.37		4
2013	22.47	0.28	4.48	4.76	(0.64)	—	—	(0.64)	0.00	26.59	21.36	215,353	1.14	1.39		6
Class C
2017	$20.99	$0.05	$2.56	$2.61	$(0.10)	$(3.33)	$(1.00)	$(4.43)	$0.00	$19.17	13.04%	$246,690	0.22%	2.14	%(c)(d)	1%
2016	22.48	0.06	2.45	2.51	(0.09)	(2.35)	(1.56)	(4.00)	0.00	20.99	10.51	306,349	0.24	2.14	(c)	1
2015	25.99	0.04	(1.54)	(1.50)	(0.18)	(1.83)	—	(2.01)	0.00	22.48	(6.10)	329,846	0.15	2.12	(c)	3
2014	24.59	0.08	2.80	2.88	(0.25)	(0.38)	(0.85)	(1.48)	0.00	25.99	11.78	321,772	0.31	2.12		4
2013	20.97	0.09	4.17	4.26	(0.64)	—	—	(0.64)	0.00	24.59	20.50	224,804	0.38	2.14		6
Class I
2017	$24.80	$0.31	$3.07	$3.38	$(0.31)	$(3.33)	$(0.79)	$(4.43)	$0.00	$23.75	14.19%	$443,912	1.21%	1.14	%(c)(d)	1%
2016	25.68	0.33	2.79	3.12	(0.32)	(2.35)	(1.33)	(4.00)	0.00	24.80	11.59	484,305	1.24	1.14	(c)	1
2015	29.11	0.34	(1.76)	(1.42)	(0.18)	(1.83)	—	(2.01)	0.00	25.68	(5.15)	663,429	1.15	1.12	(c)	3
2014	27.11	0.38	3.10	3.48	(0.51)	(0.38)	(0.59)	(1.48)	0.00	29.11	12.92	652,719	1.28	1.12		4
2013	22.84	0.35	4.56	4.91	(0.64)	—	—	(0.64)	0.00	27.11	21.67	382,333	1.38	1.14		6
Class T(e)
2017	$25.48	$0.01	$0.64	$0.65	$(0.01)	$(3.19)	$(0.09)	$(3.29)	—	$22.84	2.72%	$1	0.20%(f)	1.39	%(c)(f)	1%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

The Fund incurred interest expense during the year ended September 30, 2017. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.38% (Class AAA, Class A, and Class T), 2.13% (Class C), and 1.13% (Class I). For the years ended September 30, 2016, 2015, 2014, and 2013, the effect of interest expense was minimal.

(e)	Class T Shares were initially offered on July 5, 2017.
(f)	Annualized.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992. On July 5, 2017, the Fund began to offer for sale Class T Shares.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3 —	significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Observable Inputs	Total Market Value at 9/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)
Energy and Utilities: Electric	$ 5,515,690	—	$ 0	$ 5,515,690
Other Industries (a)	1,512,398,172	—	—	1,512,398,172
Total Common Stocks	1,517,913,862	—	0	1,517,913,862
Closed-End Funds	8,809,920	—	—	8,809,920
Convertible Preferred Stocks (a)	1,471,388	—	—	1,471,388
Rights (a)	—	$137,509	—	137,509
Warrants (a)	227	—	—	227
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,528,195,397	$137,509	$ 0	$1,528,332,906
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Market Value):
EQUITY CONTRACTS:
Equity Put Options Purchased	—	$254,375	—	$ 254,375

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the fiscal year ended September 30, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of call options, the Fund pays a premium for the right to buy the underlying security at a specified price. The seller of the call has the obligation to sell the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a loss upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a gain upon sale or at expiration date, but only to the extent of the premium paid.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at September 30, 2017 are reflected within the Schedule of Investments.

The Fund’s volume of activity in put options purchased while outstanding during the fiscal year ended September 30, 2017 had an average monthly market value of approximately $315,485.

As of September 30, 2017, the value of options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value. For the fiscal year ended September 30, 2017, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency, within Net realized gain on investments, and Net change in unrealized appreciation/depreciation on investments.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2017, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2017, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2017, reclassifications were made to increase undistributed net investment income by $580,462 and increase distributions in excess of net realized gain by $465,322 with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2017 and 2016 was as follows:

	Year Ended September 30, 2017	Year Ended September 30, 2016
Distributions paid from:
Ordinary income	$ 16,301,070	$ 19,177,983
Net long term capital gains	222,927,630	184,856,047
Return of capital	44,667,498	69,179,056

Total distributions paid	$283,896,198	$273,213,086

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 20%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 39.6%. In addition, certain U.S. shareholders who are individuals, estates, or trusts and whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of shares of the Fund. Distributions sourced from paid-in

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$812,140,639

At September 30, 2017, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$716,443,973	$833,972,967	$(21,829,659)	$812,143,308

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2017, other than short term securities and U.S. Government obligations, aggregated $10,096,212 and $511,774,469, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2017, the Fund paid $245,285 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $112,887 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $13,585.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

During the fiscal year ended September 30, 2017, the Fund engaged in sale transactions with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the Act and amount to $158,531.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2017, there was $57,813,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2017 was $11,071,299 with a weighted average interest rate of 2.17%. The maximum amount borrowed at any time during the year ended September 30, 2017 was $57,813,000.

8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75% and 2.50%, respectively. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	862,523	$21,170,107	1,436,608	$37,106,495
Shares issued upon reinvestment of distributions	5,139,637	121,720,640	4,791,800	117,986,705
Shares redeemed	(11,617,845)	(284,227,548)	(10,900,808)	(282,420,465)

Net decrease	(5,615,685)	$(141,336,801)	(4,672,400)	$(127,327,265)

Class A
Shares sold	1,006,847	$24,446,134	1,339,365	$34,432,584
Shares issued upon reinvestment of distributions	883,500	20,834,875	883,107	21,644,670
Shares redeemed	(3,502,297)	(85,820,416)	(2,859,662)	(73,606,472)

Net decrease	(1,611,950)	$(40,539,407)	(637,190)	$(17,529,218)

Class C
Shares sold	1,568,812	$32,959,277	2,876,079	$66,322,080
Shares issued upon reinvestment of distributions	2,430,036	48,957,746	2,069,324	44,696,486
Shares redeemed	(5,728,392)	(120,586,103)	(5,019,513)	(115,807,066)

Net decrease	(1,729,544)	$(38,669,080)	(74,110)	$(4,788,500)

Class I
Shares sold	4,269,136	$108,875,120	2,668,289	$70,894,899
Shares issued upon reinvestment of distributions	2,954,672	72,514,758	2,591,553	65,764,539
Shares redeemed	(8,063,673)	(203,337,393)	(11,564,857)	(307,044,086)

Net decrease	(839,865)	$(21,947,515)	(6,305,015)	$(170,384,648)

Class T (a)
Shares sold	39	$1,000	—	—
Shares issued upon reinvestment of distributions	6	134	—	—

Net increase	45	$1,134	—	—

(a)	Class T Shares were initially offered on July 5, 2017.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the Fund’s custodian and broker, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2017

24

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO/Teton Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 73	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 81	Since 1991	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 73	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 78	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 49	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 92	Since 1991	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 83	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

25

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO/Teton Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/ GAMCO/Teton Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of funds within the Gabelli/GAMCO/Teton Fund Complex (closed-end funds since May 2017 and open-end funds since February 2017); Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007- 2014

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO/Teton Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

26

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2017, the Fund paid to shareholders, ordinary income distributions (inclusive of short term capital gains) totaling $0.256, $0.256, $0.104, $0.318, and $0.01 for Class AAA, Class A, Class C, Class I, and Class T, respectively, and long term capital gains totaling $222,927,630, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2017, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.19% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

27

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

John C. Ball

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q317AR

The Gabelli Small Cap Growth Fund Annual Report — September 30, 2017	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the fiscal year ended September 30, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 21.6% compared with an increase of 20.7% for the Russell 2000 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2017.

Performance Discussion

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization at the time of the Fund’s initial investment of $3 billion or less.

The post election rally of 2016 continued into the first quarter of 2017, with the U.S. equity market setting all time highs. The so called “Trump Rally” was fueled by the potential for increased fiscal stimulus, lower corporate and individual taxes, and deregulation and small cap stocks rallied as a result. Robust hiring, falling unemployment, and firming wage growth opened the door for the Federal Reserve to raise short term interest rates for the third time since the financial crisis. Outside the U.S., markets continue to digest the populist upheavals that have occurred not only in America, but around the globe. Worldwide announced merger and acquisition (M&A) activity totaled $777.7 billion during the first quarter of 2017, a 12% increase year over year.

Stocks performed strongly during the first half of 2017 with the S&P rising 8.2% before dividends, and small cap stocks also rallying. The Federal Reserve continued tapping the brakes on the third round of its quantitative easing by raising the Federal Reserve Funds rate to a range of 1.0%-1.25% in June 2017. The Federal Reserve indicated it would begin shrinking its balance sheet later this year and current expectations are for three additional increases in each of 2018 and 2019 which would put the Federal Reserve Funds rate at 3.0%, still well below its prior peak. Worldwide M&A activity rose 2% to $1.6 trillion as a vibrant Europe offset a 16% decline in U.S. M&A volume.

The U.S. stock market advanced to record highs in September, with the S&P 500 in positive territory for an eighth consecutive quarter. Economic indicators continued to point upward around the world, with low inflation, falling unemployment, and rising consumer spending all contributing to the stock market’s rise, including small cap stocks. The Trump administration’s policies came back into focus during the quarter with the announcement of a deal to extend the debt ceiling and the release of a highly anticipated tax reform blueprint. Worldwide M&A activity totaled $2.4 trillion during the first nine months of 2017, a 3% increase compared with the first nine months of 2016. Overall, 35,360 worldwide deals were announced during the first nine months of 2017, flat compared with a year ago.

Among the better performing stocks for the fiscal year were Ferro Corp. (1.3% of net assets as of September

30, 2017), which has transformed itself into a specialty materials company focusing on glass technology and colors. The company’s end markets include consumer electronics, construction, automotive, and appliances. Aerojet Rocketdyne Holdings Inc. (1.2%), is a manufacturer of aerospace and defense products and systems. The company benefited from the announcement that Northrop Grumman would acquire its peer Orbital ATK as well as the awarding of Department of Defense space rocket and missile defense/strategic munitions contracts. RPC Inc. (1.4%) is an oil and gas services company engaged in the exploration, production, and development of oil and gas properties.

Our weaker performing stocks during the year were: O’Reilly Automotive Inc. (1.0%), headquartered in Springfield, Missouri, is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment, and accessories in the U.S. Ingles Markets Inc. (0.5%), is a supermarket chain in the southeast United States whose segments include retail grocery, fluid dairy operations, and shopping center rentals. Superior Industries International Inc. (0.2%) is engaged in the design and manufacture of aluminum wheels for sale to original equipment manufacturers.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2017 (a)(b) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	Since Inception (10/22/91)
Class AAA (GABSX)	21.56%	13.78%	8.66%	12.30%	12.78%
Russell 2000 Index	20.74	13.79	7.85	11.37	9.93
Class A (GCASX)	21.55	13.78	8.66	12.30	12.78
With sales charge (c)	14.56	12.44	8.02	11.86	12.52
Class C (GCCSX)	20.65	12.93	7.86	11.54	12.34
With contingent deferred sales charge (d)	19.65	12.93	7.86	11.54	12.34
Class I (GACIX)	21.84	14.06	8.93	12.49	12.89
Class T (GATIX)	21.56	13.78	8.66	12.30	12.78
With sales charge (e)	18.52	13.20	8.39	12.11	12.02

In the current prospectuses dated January 27, 2017, as amended July 5, 2017, the expense ratios for Class AAA, A, C, I, and T Shares are 1.39%, 1.39%, 2.14%, 1.14%, and 1.39%, respectively. See page 18 for the expense ratios for the year ended September 30, 2017.Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A, C, and Class T Shares is 5.75%, 1.00%,and 2.50%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, the Class I Shares on January 11, 2008, and Class T Shares on July 5, 2017. The actual performance of the Class A Shares, Class C Shares, and Class T Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	Performance results include the effect of the maximum 2.50% sales charge at the beginning of the period.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Small Cap Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2017 through September 30, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2017.

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,090.20	1.38%	$7.23
Class A	$1,000.00	$1,090.20	1.38%	$7.23
Class C	$1,000.00	$1,086.20	2.13%	$11.14
Class I	$1,000.00	$1,091.50	1.13%	$5.92
Class T**	$1,000.00	$1,077.40	1.37%	$3.43
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.38%	$6.98
Class A	$1,000.00	$1,018.15	1.38%	$6.98
Class C	$1,000.00	$1,014.39	2.13%	$10.76
Class I	$1,000.00	$1,019.40	1.13%	$5.72
Class T	$1,000.00	$1,018.20	1.37%	$6.93
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

**

Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Fund’s annualized expense ratio for the period since inception multiplied by the number of days since inception (88 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2017:

The Gabelli Small Cap Growth Fund

Food and Beverage	10.7%
Equipment and Supplies	9.3%
Energy and Utilities	6.6%
Diversified Industrial	6.4%
Business Services	5.9%
Automotive: Parts and Accessories	5.7%
Health Care	5.5%
Retail	4.7%
Financial Services	4.3%
Specialty Chemicals	4.2%
Aviation: Parts and Services	4.1%
Building and Construction	3.9%
Hotels and Gaming	3.5%
Computer Software and Services	2.6%
Entertainment	2.1%
Machinery	1.8%
Broadcasting	1.8%
Telecommunications	1.7%
Electronics	1.6%
Consumer Services	1.6%
Automotive	1.6%
Cable	1.6%
Consumer Products	1.6%

Real Estate	1.3%
Aerospace	1.2%
Transportation	0.9%
Publishing	0.9%
Metals and Mining	0.8%
Environmental Services	0.7%
Manufactured Housing and Recreational Vehicles	0.5%
Home Furnishings	0.4%
Wireless Communications	0.2%
Closed-End Funds	0.1%
Communications Equipment	0.1%
Educational Services	0.0%*
Closed-End Business Development Company	0.0%*
U.S. Government Obligations	0.0%*
Paper and Forest Products	0.0%*
Agriculture	0.0%*
Other Assets and Liabilities (Net)	0.1%

100.0%

* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 99.5%
	Aerospace — 1.2%
1,240,000	Aerojet Rocketdyne Holdings Inc.†	$8,011,576	$43,412,400
20,000	Embraer SA, ADR	335,120	452,200
20,000	Innovative Solutions & Support Inc.†	69,694	72,800

		8,416,390	43,937,400

	Agriculture — 0.0%
12,000	Cadiz Inc.†	93,950	152,400

	Automotive — 1.6%
1,350,000	Navistar International Corp.†	36,899,181	59,494,500
15,000	PACCAR Inc.	627,598	1,085,100

		37,526,779	60,579,600

	Automotive: Parts and Accessories — 5.5%
14,038	Adient plc	659,786	1,179,052
236,000	BorgWarner Inc.	1,330,291	12,090,280
1,485,000	Brembo SpA	2,885,354	25,133,199
90,022	China Automotive Systems Inc.†	447,666	468,114
250,000	Cooper Tire & Rubber Co.	6,236,869	9,350,000
1,185,000	Dana Inc.	10,629,525	33,132,600
1,128,307	Federal-Mogul Holdings Corp.†(a)	12,411,080	11,283,070
1,000	Lear Corp.	142,314	173,080
750,000	Modine Manufacturing Co.†	9,389,024	14,437,500
22,000	Monro Muffler Brake Inc.	150,657	1,233,100
170,500	O’Reilly Automotive Inc.†	4,459,284	36,720,585
45,000	Puradyn Filter Technologies Inc.†	11,732	3,825
185,000	SORL Auto Parts Inc.†	1,037,077	706,700
80,375	Spartan Motors Inc.	388,580	888,144
200,000	Standard Motor Products Inc.	1,551,316	9,650,000
207,000	Strattec Security Corp.(b)	4,420,973	8,466,300
385,000	Superior Industries International Inc.	6,301,729	6,410,250
475,000	Tenneco Inc.	4,109,505	28,818,250
25,500	Thor Industries Inc.	236,293	3,210,705
4,000	Uni-Select Inc., New York	94,465	86,428
36,000	Uni-Select Inc., Toronto	850,187	777,848
14,000	Visteon Corp.†	824,588	1,732,780

		68,568,295	205,951,810

	Aviation: Parts and Services — 4.1%
25,000	AAR Corp.	302,990	944,500
9,500	Astronics Corp.†	15,743	282,625
18,500	Astronics Corp., Cl. B†	29,784	550,837
9,525,000	BBA Aviation plc	21,791,198	38,086,215
436,000	Curtiss-Wright Corp.	12,040,537	45,579,440
44,000	Ducommun Inc.†	868,225	1,410,200

Shares		Cost	Market Value
875,000	Kaman Corp.	$16,739,206	$48,807,500
61,000	KLX Inc.†	2,313,775	3,228,730
85,000	Moog Inc., Cl. A†	703,065	7,091,550
16,200	Moog Inc., Cl. B†	471,841	1,367,604
68,000	Woodward Inc.	1,052,020	5,277,480

		56,328,384	152,626,681

	Broadcasting — 1.8%
247,034	Beasley Broadcast Group Inc., Cl. A	1,430,627	2,890,298
10,000	Cogeco Communications Inc.	340,851	737,487
23,300	Cogeco Inc.	592,837	1,528,995
25,000	Gray Television Inc.†	73,674	392,500
71,200	Gray Television Inc., Cl. A†	373,008	925,600
650,000	ITV plc	1,921,041	1,521,634
20,000	Liberty Broadband Corp., Cl. A†	124,003	1,883,600
48,000	Liberty Broadband Corp., Cl. C†	553,963	4,574,400
116,500	Liberty Global plc LiLAC, Cl. A†	3,809,476	2,768,040
300,000	Liberty Global plc LiLAC, Cl. C†	9,474,751	6,990,000
20,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	66,962	729,800
40,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	139,035	1,523,600
78,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	264,403	3,268,200
135,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	452,223	5,652,450
360,000	MSG Networks Inc., Cl. A†	2,378,357	7,632,000
150,000	Nexstar Media Group Inc., Cl. A	9,202,500	9,345,000
150,000	Pandora Media Inc.†	2,027,795	1,155,000
55,800	RLJ Entertainment Inc.†	225,789	197,532
585,000	Salem Media Group Inc.	1,788,908	3,861,000
169,000	Sinclair Broadcast Group Inc., Cl. A	1,323,964	5,416,450
450,000	Sirius XM Holdings Inc.	219,282	2,484,000
33,000	TiVo Corp.	730,642	655,050
33,000	Tribune Media Co., Cl. A	1,001,076	1,348,380

		38,515,167	67,481,016

	Building and Construction — 3.9%
216,126	Armstrong Flooring Inc.†	3,874,813	3,403,985
55,000	Beazer Homes USA Inc.†	924,311	1,030,700
250,000	CalAtlantic Group Inc.	4,013,336	9,157,500
295,000	D.R. Horton Inc.	3,487,620	11,779,350
52,000	Gibraltar Industries Inc.†	1,113,797	1,619,800
466,500	Herc Holdings Inc.†	15,756,512	22,919,145
750,000	Hovnanian Enterprises Inc., Cl. A†	1,928,866	1,447,500

See accompanying notes to financial statements.

6

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Building and Construction (Continued)
1,000	JELD-WEN Holding Inc.†	$23,000	$35,520
140,385	Johnson Controls International plc	2,752,473	5,656,112
200,000	KB Home	2,123,861	4,824,000
352,000	Layne Christensen Co.†	6,406,538	4,417,600
479,000	Lennar Corp., Cl. B	13,120,316	21,593,320
600,000	Louisiana-Pacific Corp.†	5,071,723	16,248,000
200	Masonite International Corp.†	14,909	13,840
126,000	MDC Holdings Inc.	2,993,987	4,184,460
150,000	Meritage Homes Corp.†	3,332,016	6,660,000
2,700	NVR Inc.†	1,908,453	7,708,500
341,000	PulteGroup Inc.	2,414,323	9,319,530
1,000	Titan Machinery Inc.†	14,861	15,530
375,000	Toll Brothers Inc.	7,339,496	15,551,250

		78,615,211	147,585,642

	Business Services — 5.9%
36,000	ACCO Brands Corp.†	266,315	428,400
86,500	Ascent Capital Group Inc., Cl. A†	1,768,459	1,127,960
115,000	Blackhawk Network Holdings Inc.†	2,661,232	5,037,000
525,006	Clear Channel Outdoor Holdings Inc., Cl. A	1,694,431	2,441,278
1,110,000	Diebold Nixdorf Inc.	35,575,644	25,363,500
559,000	Edgewater Technology Inc.†	2,762,887	3,644,680
222,000	Gerber Scientific Inc., Escrow†(a)	0	0
95,000	GP Strategies Corp.†	791,180	2,930,750
30,000	GSE Systems Inc.†	130,842	106,500
5,524,861	Internap Corp.†(b)(c)	11,352,103	24,033,145
700,000	Internap Corp.†(b)	1,438,311	3,045,000
17,000	Landauer Inc.	443,034	1,144,100
1,035,000	Live Nation Entertainment Inc.†	10,500,530	45,074,250
192,000	Loomis AB, Cl. B	1,992,147	7,630,591
200,000	Macquarie Infrastructure Corp.	1,006,579	14,436,000
94,000	McGrath RentCorp.	2,555,092	4,112,500
294,000	Scientific Games Corp., Cl. A†	3,429,739	13,479,900
15,000	Sealed Air Corp.	362,982	640,800
21,900	Sequential Brands Group Inc.†	211,008	65,481
115,000	Sohgo Security Services Co. Ltd.	1,389,979	5,273,495
19,000	Stamps.com Inc.†	165,708	3,850,350
425,626	Team Inc.†	8,809,755	5,682,107
41,000	The Brink’s Co.	767,191	3,454,250

Shares		Cost	Market Value
1,985,000	The Interpublic Group of Companies Inc.	$15,164,517	$41,268,150
33,050	TransAct Technologies Inc.	168,459	322,237
400,000	Trans-Lux Corp.†(b)	3,910,507	450,000
47,000	United Rentals Inc.†	587,456	6,520,780
14,444	Vectrus Inc.†	306,666	445,453

		110,212,753	222,008,657

	Cable — 1.6%
167,000	AMC Networks Inc., Cl. A†	2,124,059	9,764,490
2,700	Cable One Inc.	744,935	1,949,724
50,000	DISH Network Corp., Cl. A†	968,420	2,711,500
36,000	EchoStar Corp., Cl. A†	708,109	2,060,280
297,990	Liberty Global plc, Cl. A†	7,607,076	10,104,841
734,391	Liberty Global plc, Cl. C†	18,704,379	24,014,586
578,000	WideOpenWest Inc.†	9,820,487	8,716,240

		40,677,465	59,321,661

	Closed-End Business Development Company — 0.0%
104,000	MVC Capital Inc.	1,098,161	1,041,040

	Communications Equipment — 0.1%
351,000	Communications Systems Inc.	2,870,822	1,467,180
52,000	Fortinet Inc.†	1,067,508	1,863,680

		3,938,330	3,330,860

	Computer Software and Services — 2.6%
151,000	Activision Blizzard Inc.	2,310,574	9,741,010
45,000	Avid Technology Inc.†	441,329	204,300
12,000	CommerceHub Inc., Cl. A†	126,588	270,840
14,000	CommerceHub Inc., Cl. C†	98,978	298,900
255,000	comScore Inc.†	7,539,254	7,331,250
310,000	FalconStor Software Inc.†	744,578	76,570
42,000	InterXion Holding NV†	687,045	2,139,060
20,000	Mercury Systems Inc.†	303,410	1,037,600
20,187	MKS Instruments Inc.	367,981	1,906,662
265,000	NCR Corp.†	2,498,419	9,942,800
3,996	NetScout Systems Inc.†	14,188	129,271
8,125	Quantum Corp.†	204,798	49,725
12,000	Rocket Internet SE†	305,549	308,545
100,000	Rockwell Automation Inc.	2,731,906	17,821,000
10,000	SecureWorks Corp., Cl. A†	127,406	123,500
145,000	Stratasys Ltd.†	3,824,366	3,352,400
242,500	Tyler Technologies Inc.†	894,770	42,272,600
3,000	Zedge Inc., Cl. B†	9,933	5,760

		23,231,072	97,011,793

	Consumer Products — 1.6%
270,000	1-800-FLOWERS.COM Inc., Cl. A†	1,034,248	2,659,500
74,000	Brunswick Corp.	1,881,888	4,141,780
33,500	Chofu Seisakusho Co. Ltd.	484,644	787,447
98,000	Church & Dwight Co. Inc.	256,282	4,748,100

See accompanying notes to financial statements.

7

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
20,000	Energizer Holdings Inc.	$857,799	$921,000
90,000	Ginko International Co. Ltd.	1,135,282	615,849
2,000	Harley-Davidson Inc.	4,713	96,420
145,000	Hunter Douglas NV	6,246,437	12,033,920
2,800	Kobayashi Pharmaceutical Co Ltd.	115,862	158,507
14,000	LCI Industries	237,825	1,621,900
272,498	Marine Products Corp.	184,036	4,373,593
10,000	National Presto Industries Inc.	300,897	1,064,500
12,000	Newell Brands Inc.	112,731	512,040
415,000	Sally Beauty Holdings Inc.†	2,718,474	8,125,700
220,000	Samick Musical Instruments Co. Ltd.	299,584	333,261
30,000	Scandinavian Tobacco Group A/S	474,701	532,222
13,000	Shimano Inc.	1,500,919	1,731,793
9,750	Steven Madden Ltd.†	36,466	422,175
150,000	Swedish Match AB	2,992,162	5,261,575
25,000	The Scotts Miracle-Gro Co.	771,996	2,433,500
22,000	WD-40 Co.	606,916	2,461,800
100,000	Wolverine World Wide Inc.	486,710	2,885,000

		22,740,572	57,921,582

	Consumer Services — 1.6%
53,000	Bowlin Travel Centers Inc.†	53,947	109,710
2,750	Collectors Universe Inc.	229	65,917
18,000	IAC/InterActiveCorp.†	199,991	2,116,440
265,017	KAR Auction Services Inc.	3,573,437	12,651,912
20,000	Liberty Expedia Holdings Inc., Cl. A†	257,948	1,062,200
100,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,487,382	2,357,000
37,000	Liberty TripAdvisor Holdings Inc., Cl. A†	393,577	456,950
30,000	Liberty Ventures, Cl. A†	328,297	1,726,500
875,000	Rollins Inc.	2,213,155	40,372,500

		8,507,963	60,919,129

	Diversified Industrial — 6.4%
15,700	Acuity Brands Inc.	161,657	2,689,096
30,000	Aegion Corp.†	561,304	698,400
100,000	Albany International Corp., Cl. A	2,202,678	5,740,000
238,000	Ampco-Pittsburgh Corp.	3,329,928	4,141,200
6,000	Anixter International Inc.†	57,120	510,000
60,000	Burnham Holdings Inc., Cl. A	1,123,793	900,000
402,000	Crane Co.	9,587,092	32,155,980
120,000	EnPro Industries Inc.	6,570,400	9,663,600
115,000	Greif Inc., Cl. A	2,267,516	6,732,100
117,970	Greif Inc., Cl. B	5,709,954	7,579,573

Shares		Cost	Market Value
1,300,000	Griffon Corp.	$14,917,063	$28,860,000
32,940	Handy & Harman Ltd.†	832,645	1,072,197
35,500	Haynes International Inc.	1,660,101	1,274,805
190,000	Jardine Strategic Holdings Ltd.	3,487,637	8,208,000
48,000	Key Technology Inc.†	678,183	906,720
190,000	Kimball International Inc., Cl. B	1,920,398	3,756,300
50,000	L.B. Foster Co., Cl. A	642,804	1,137,500
80,000	Lawson Products Inc.†	1,171,587	2,016,000
94,000	Lincoln Electric Holdings Inc.	2,524,683	8,617,920
60,000	Lindsay Corp.	1,434,950	5,514,000
28,500	Lydall Inc.†	306,861	1,633,050
31,000	Matthews International Corp., Cl. A	738,675	1,929,750
600,076	Myers Industries Inc.	6,785,391	12,571,592
126,000	Oil-Dri Corp. of America	1,382,128	6,165,180
120,000	Olin Corp.	2,318,113	4,110,000
308,000	Park-Ohio Holdings Corp.	2,979,325	14,044,800
19,000	Pentair plc	727,134	1,291,240
98,000	Raven Industries Inc.	2,426,663	3,175,200
32,000	Roper Technologies Inc.	620,029	7,788,800
96,000	Sonoco Products Co.	2,940,089	4,843,200
200	Spectrum Brands Holdings Inc.	22,606	21,184
58,000	Standex International Corp.	1,563,076	6,159,600
270,046	Steel Partners Holdings LP	4,557,818	4,968,846
7,000	T Hasegawa Co. Ltd.	105,119	134,121
8,000	Terex Corp.	190,480	360,160
390,000	Textron Inc.	2,523,213	21,013,200
538,571	Tredegar Corp.	9,209,268	9,694,278
260,000	Trinity Industries Inc.	4,216,388	8,294,000

		104,453,869	240,371,592

	Educational Services — 0.0%
59,000	Career Education Corp.†	416,169	613,010
156,000	Universal Technical Institute Inc.†	2,070,401	541,320

		2,486,570	1,154,330

	Electronics — 1.6%
195,000	Badger Meter Inc.	2,778,082	9,555,000
282,500	Bel Fuse Inc., Cl. A(b)	6,393,366	7,514,500
550,000	CTS Corp.	5,306,161	13,255,000
517,000	Cypress Semiconductor Corp.	4,076,546	7,765,340
40,000	Daktronics Inc.	362,126	422,800
78,000	Dolby Laboratories Inc., Cl. A	3,172,370	4,486,560
1,167	Fortive Corp.	4,776	82,612
245,000	Gentex Corp.	3,067,461	4,851,000
22,000	IMAX Corp.†	201,605	498,300
70,000	KEMET Corp.†	270,334	1,479,100
350,000	Park Electrochemical Corp.	5,621,932	6,475,000

See accompanying notes to financial statements.

8

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
60,000	Renesas Electronics Corp.†	$389,832	$653,721
200,000	Stoneridge Inc.†	1,868,892	3,962,000

		33,513,483	61,000,933

	Energy and Utilities — 6.6%
12,000	Amec Foster Wheeler plc, ADR	35,093	81,120
27,000	Andeavor	296,513	2,785,050
60,000	Avangrid Inc.	2,355,734	2,845,200
120,000	Avista Corp.	3,985,404	6,212,400
270,000	Black Hills Corp.	6,753,278	18,594,900
700,000	Black Ridge Oil and Gas Inc.†	7,560	22,470
274,000	Callon Petroleum Co.†	2,088,023	3,079,760
46,000	Chesapeake Utilities Corp.	838,953	3,599,500
6,000	Clean Energy Fuels Corp.†	52,782	14,880
38,000	CMS Energy Corp.	197,906	1,760,160
22,000	Connecticut Water Service Inc.	443,186	1,304,600
40,000	CONSOL Energy Inc.†	582,641	677,600
11,000	Consolidated Water Co. Ltd.	141,093	140,800
155,000	Covanta Holding Corp.	384,594	2,301,750
95,000	Diamondback Energy Inc.†	4,942,774	9,306,200
17,500	Dril-Quip Inc.†	861,226	772,625
406,000	El Paso Electric Co.	5,906,970	22,431,500
80,000	Energy Recovery Inc.†	352,081	632,000
4,000	EXCO Resources Inc.†	69,000	5,360
20,000	Gamesa Corporacion Tecnologica SA	117,491	261,080
115,000	Great Plains Energy Inc.	1,978,294	3,484,500
110,000	Hawaiian Electric Industries Inc.	2,784,810	3,670,700
40,000	Middlesex Water Co.	682,891	1,570,800
95,000	National Fuel Gas Co.	5,556,830	5,377,950
15,000	Northwest Natural Gas Co.	715,241	966,000
76,500	NorthWestern Corp.	2,327,018	4,355,910
80,000	Oceaneering International Inc.	1,366,984	2,101,600
295,000	Otter Tail Corp.	6,945,445	12,788,250
12,000	Patterson-UTI Energy Inc.	241,902	251,280
1,245,000	PNM Resources Inc.	14,561,503	50,173,500
72,000	Rowan Companies plc, Cl. A†	2,499,120	925,200
2,060,000	RPC Inc.	1,485,247	51,067,400
101,500	SJW Group	1,925,773	5,744,900
175,500	Southwest Gas Holdings Inc.	4,302,243	13,622,310
15,000	Spire Inc.	594,172	1,119,750
100,000	SunEdison Inc.†	91,317	1,950
42,000	The York Water Co.	587,880	1,423,800
14,000	Vestas Wind Systems A/S	132,040	1,256,303
215,000	Westar Energy Inc.	3,905,071	10,664,000

		83,096,083	247,395,058

Shares		Cost	Market Value

	Entertainment — 2.1%
19,000	AMC Entertainment Holdings Inc., Cl. A	$657,400	$279,300
50,000	Discovery Communications Inc., Cl. A†	863,334	1,064,500
100,000	Discovery Communications Inc., Cl. C†	926,160	2,026,000
431,384	Dover Motorsports Inc.	1,595,309	884,337
25,000	Eros International plc†	275,489	357,500
7,000	Global Eagle Entertainment Inc.†	71,676	23,940
69,000	International Speedway Corp., Cl. A	2,180,287	2,484,000
6,814	International Speedway Corp., Cl. B	167,786	246,156
22,000	Liberty Media Corp.- Liberty Braves, Cl. A†	295,106	558,140
255,000	Liberty Media Corp.- Liberty Braves, Cl. C†	3,948,720	6,443,850
14,000	Lions Gate Entertainment Corp., Cl. A†	286,293	468,300
62,844	Lions Gate Entertainment Corp., Cl. B†	1,549,894	1,997,811
26,000	Manchester United plc, Cl. A	407,441	468,000
254,000	Pinnacle Entertainment Inc.†	2,839,720	5,412,740
146,000	Take-Two Interactive Software Inc.†	1,295,101	14,925,580
124,000	The Madison Square Garden Co, Cl. A†	6,688,655	26,548,400
260,000	Twenty-First Century Fox Inc., Cl. A	673,473	6,858,800
157,000	Universal Entertainment Corp.	2,117,510	4,618,263
150,000	World Wrestling Entertainment Inc., Cl. A	1,647,848	3,532,500

		28,487,202	79,198,117

	Environmental Services — 0.7%
400,000	Republic Services Inc.	5,798,456	26,424,000

	Equipment and Supplies — 9.3%
87,000	A.O. Smith Corp.	323,792	5,170,410
522,000	AMETEK Inc.	916,006	34,472,880
41,000	AZZ Inc.	1,307,305	1,996,700
10,000	Belden Inc.	119,356	805,300
60,000	Chart Industries Inc.†	2,021,823	2,353,800
525,000	CIRCOR International Inc.	15,004,057	28,575,750
310,900	Core Molding Technologies Inc.	559,302	6,821,146
165,000	Crown Holdings Inc.†	666,877	9,853,800
2,335	Danaher Corp.	15,131	200,296
175,000	Donaldson Co. Inc.	1,507,907	8,039,500
215,000	Entegris Inc.†	1,209,536	6,202,750

See accompanying notes to financial statements.

9

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
830,063	Federal Signal Corp.	$5,906,469	$17,663,741
300,000	Flowserve Corp.	2,954,946	12,777,000
315,000	Franklin Electric Co. Inc.	1,582,139	14,127,750
242,000	Graco Inc.	8,561,288	29,932,980
93,000	IDEX Corp.	705,777	11,296,710
400,000	Interpump Group SpA	2,339,443	12,442,974
66,000	Itron Inc.†	2,691,598	5,111,700
35,000	Littelfuse Inc.	647,768	6,855,800
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	907,665
80,000	Minerals Technologies Inc.	3,960,234	5,652,000
6,000	MSA Safety Inc.	179,592	477,060
700,000	Mueller Industries Inc.	18,816,308	24,465,000
796,904	Mueller Water Products Inc., Cl. A	6,988,499	10,200,371
10,000	Plantronics Inc.	262,977	442,200
2,000	Regal Beloit Corp.	59,351	158,000
4,000	Teleflex Inc.	60,933	967,880
280,000	Tennant Co.	5,791,145	18,536,000
870,000	The Gorman-Rupp Co.	14,653,416	28,335,900
146,000	The Greenbrier Companies Inc.	2,131,406	7,029,900
275,000	The L.S. Starrett Co., Cl. A	3,338,284	2,447,500
100,000	The Manitowoc Co. Inc.†	153,409	900,000
74,000	The Middleby Corp.†	1,077,388	9,484,580
40,000	The Timken Co.	1,374,376	1,942,000
48,000	The Toro Co.	845,248	2,978,880
7,500	Valmont Industries Inc.	172,236	1,185,750
110,000	Vicor Corp.†	799,309	2,596,000
7,875	Watsco Inc., Cl. B	23,627	1,256,063
174,000	Watts Water Technologies Inc., Cl. A	4,593,766	12,040,800

		114,681,633	346,704,536

	Financial Services — 4.2%
10,000	Alleghany Corp.†	1,595,952	5,540,100
29,282	Argo Group International Holdings Ltd.	724,275	1,800,843
10,770	BKF Capital Group Inc.†	210,018	91,545
10,857	Canadian Imperial Bank of Commerce	364,106	950,205
12,500	Capitol Federal Financial Inc.	125,000	183,750
22,000	Crazy Woman Creek Bancorp Inc.	343,564	368,170
636,000	Energy Transfer Equity LP	510,890	11,053,680
112	Farmers & Merchants Bank of Long Beach	712,427	873,600
80,000	FCB Financial Holdings Inc., Cl. A†	2,298,603	3,864,000
9,967	Fidelity Southern Corp.	63,366	235,620
500,093	Flushing Financial Corp.	8,835,466	14,862,764

Shares		Cost	Market Value
64,800	FNB Corp.	$648,150	$909,144
1,080,000	GAM Holding AG	13,656,424	16,729,488
155,000	Hilltop Holdings Inc.	2,973,017	4,030,000
310,000	Hope Bancorp Inc.	3,512,655	5,490,100
455,800	Huntington Bancshares Inc.	4,363,341	6,362,968
555,000	Janus Henderson Group plc	11,403,408	19,336,200
110,000	KeyCorp.	1,639,178	2,070,200
750,072	KKR & Co. LP	3,662,076	15,248,964
180,000	Legg Mason Inc.	4,136,892	7,075,800
15,000	M&T Bank Corp.	1,294,650	2,415,600
20,000	Manning & Napier Inc.	143,927	79,000
75,000	Medallion Financial Corp.	489,718	162,750
300,000	Och-Ziff Capital Management Group LLC, Cl. A	1,489,467	966,000
165,000	Oritani Financial Corp.	1,685,540	2,772,000
125,000	PJT Partners Inc., Cl. A	3,887,034	4,788,750
56,000	Pzena Investment Management Inc., Cl. A	512,303	609,840
843	South State Corp.	62,077	75,912
12,000	State Auto Financial Corp.	284,397	314,760
431,887	Sterling Bancorp	4,773,930	10,646,015
14,000	T. Rowe Price Group Inc.	603,780	1,269,100
14,000	TFS Financial Corp.	205,115	225,820
150,000	The Charles Schwab Corp.	2,404,087	6,561,000
5,000	Thomasville Bancshares Inc.	175,040	199,000
40,782	Value Line Inc.	570,979	718,579
27,000	Virtu Financial Inc., Cl. A	493,656	437,400
470,000	Waddell & Reed Financial Inc., Cl. A	8,859,671	9,432,900
10,000	Waterloo Investment Holdings Ltd.†(a)	1,373	400
540,000	Wright Investors’ Service Holdings Inc.†	1,096,719	202,500

		90,812,271	158,954,467

	Food and Beverage — 10.7%
575,000	Arca Continental SAB de CV	1,132,490	3,925,220
3,000	Blue Buffalo Pet Products Inc.†	55,641	85,050
112,500	Brown-Forman Corp., Cl. A	1,083,791	6,265,125
21,000	Bull-Dog Sauce Co. Ltd.	120,234	408,523
5,000,000	China Tontine Wines Group Ltd.†	960,438	98,571
222,000	Chr. Hansen Holding A/S	9,326,991	19,039,905
620,000	Cott Corp.	4,874,545	9,306,200
350,000	Crimson Wine Group Ltd.†	3,112,381	3,762,500
3,800,000	Davide Campari-Milano SpA	12,727,117	27,575,937
50,000	Dean Foods Co.	555,347	544,000
255,000	Denny’s Corp.†	830,821	3,174,750
302,000	Dr Pepper Snapple Group Inc.	6,135,751	26,717,940

See accompanying notes to financial statements.

10

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
3,500,000	Dynasty Fine Wines Group Ltd.†(a)	$1,246,520	$322,597
110,000	Farmer Brothers Co.†	1,983,969	3,613,500
510,000	Flowers Foods Inc.	1,347,594	9,593,100
130,000	Ingredion Inc.	2,686,674	15,683,200
180,000	ITO EN Ltd.	3,741,497	6,070,651
133,000	Iwatsuka Confectionery Co. Ltd.	6,540,042	6,098,911
23,500	J & J Snack Foods Corp.	531,096	3,085,550
146,000	Kameda Seika Co. Ltd.	5,952,869	6,448,523
1,300,000	Kikkoman Corp.	13,674,730	39,973,339
215,000	Lifeway Foods Inc.†	2,159,887	1,913,500
1,210,000	Maple Leaf Foods Inc., New York	21,850,030	32,981,046
20,000	Maple Leaf Foods Inc., Toronto	361,158	545,141
6,000	MEIJI Holdings Co. Ltd.	117,526	475,628
70,000	MGP Ingredients Inc.	331,262	4,244,100
90,000	Morinaga Milk Industry Co. Ltd.	1,808,850	3,439,236
28,000	National Beverage Corp.	1,228,415	3,473,400
85,000	Nissin Foods Holdings Co. Ltd.	2,907,986	5,166,852
25,000	Nutrisystem Inc.	305,632	1,397,500
8,548,096	Parmalat SpA	24,295,307	31,319,108
277,000	Post Holdings Inc.†	9,829,762	24,450,790
310,000	Rock Field Co. Ltd.	2,420,094	5,498,867
885,000	Snyder’s-Lance Inc.	20,335,051	33,753,900
25,000	The Boston Beer Co. Inc., Cl. A†	535,992	3,905,000
416,000	The Hain Celestial Group Inc.†	3,634,797	17,118,400
76,000	The J.M. Smucker Co.	2,608,859	7,974,680
775,000	Tingyi (Cayman Islands) Holding Corp.	1,738,636	1,166,726
345,000	Tootsie Roll Industries Inc.	6,427,116	13,110,000
93,000	United Natural Foods Inc.†	2,654,822	3,867,870
22,000	Vina Concha Y Toro SA, ADR	820,659	728,860
1,400,000	Vitasoy International Holdings Ltd.	1,028,189	3,118,439
20,000	Willamette Valley Vineyards Inc.†	73,225	157,600
150,000	Yakult Honsha Co. Ltd.	3,747,741	10,810,931

		189,841,534	402,410,666

	Health Care — 5.5%
50,000	Achaogen Inc.†	460,664	797,500
9,200	Align Technology Inc.†	64,176	1,713,684
22,000	Allergan plc	6,783,480	4,508,900
64,000	AngioDynamics Inc.†	675,495	1,093,760
7,000	Anika Therapeutics Inc.†	63,228	406,000

Shares		Cost	Market Value
70,000	Biolase Inc.†	$65,843	$42,196
12,000	Bio-Rad Laboratories Inc., Cl. A†	834,524	2,666,640
18,000	Bruker Corp.	164,974	535,500
132,000	Cantel Medical Corp.	1,476,198	12,430,440
34,500	Cardiovascular Systems Inc.†	1,028,512	971,175
140,000	Cempra Inc.†	1,802,049	455,000
172,000	Chemed Corp.	4,449,172	34,752,600
57,000	CONMED Corp.	1,446,179	2,990,790
365,000	Cutera Inc.†	3,704,369	15,092,750
64,000	DexCom Inc.†	478,498	3,131,200
210,024	Exactech Inc.†	3,283,169	6,920,291
192,000	Globus Medical Inc., Cl. A†	4,431,625	5,706,240
86,000	Henry Schein Inc.†	844,050	7,051,140
4,000	Heska Corp.†	30,737	352,360
46,500	ICU Medical Inc.†	2,163,255	8,642,025
50,000	Integer Holdings Corp.†	1,107,809	2,557,500
9,000	K2M Group Holdings Inc.†	160,659	190,890
225,319	Kindred Healthcare Inc.	2,517,312	1,532,169
17,600	Lexicon Pharmaceuticals Inc.†	230,556	216,304
32,000	LivaNova plc†	1,683,284	2,241,920
117,000	Masimo Corp.†	3,045,390	10,127,520
204,000	Meridian Bioscience Inc.	4,152,151	2,917,200
19,300	Neogen Corp.†	549,700	1,494,978
144,000	NuVasive Inc.†	4,237,864	7,986,240
25,500	Nuvectra Corp.†	174,575	338,130
18,000	Ophthotech Corp.†	109,890	50,760
319,500	OPKO Health Inc.†	1,967,486	2,191,770
163,444	Orthofix International NV†	4,090,071	7,722,729
72,000	Owens & Minor Inc.	1,532,512	2,102,400
5,000	Pain Therapeutics Inc.†	38,381	20,350
50,000	Patterson Cos., Inc.	1,908,401	1,932,500
600,000	Quidel Corp.†	6,556,256	26,316,000
200,000	RTI Surgical Inc.†	965,135	910,000
25,000	Seikagaku Corp.	292,810	451,900
53,500	STERIS plc	3,987,890	4,729,400
2,300	Straumann Holding AG	206,988	1,477,358
3,000	Stryker Corp.	142,188	426,060
43,000	SurModics Inc.†	892,751	1,333,000
104,000	Tetraphase Pharmaceuticals Inc.†	649,903	711,360
25,000	The Cooper Companies Inc.	959,692	5,927,750
45,500	United-Guardian Inc.	411,719	855,400
404,500	Wright Medical Group NV†	8,320,598	10,464,415

		85,142,168	207,486,194

	Home Furnishings — 0.4%
208,000	Bassett Furniture Industries Inc.	2,261,682	7,841,600
35,000	Bed Bath & Beyond Inc.	992,346	821,450

See accompanying notes to financial statements.

11

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Home Furnishings (Continued)
17,000	Ethan Allen Interiors Inc.	$401,956	$550,800
184,000	La-Z-Boy Inc.	3,507,127	4,949,600

		7,163,111	14,163,450

	Hotels and Gaming — 3.5%
152,000	Belmond Ltd., Cl. A†	1,430,860	2,074,800
495,000	Boyd Gaming Corp.	4,085,890	12,894,750
190,000	Canterbury Park Holding Corp.	1,954,657	2,346,500
133,000	Churchill Downs Inc.	4,839,610	27,424,600
170,000	Dover Downs Gaming & Entertainment Inc.†	728,732	175,100
148,000	Formosa International Hotels Corp.	1,300,083	751,616
65,000	Full House Resorts Inc.†	163,118	181,350
116,000	Gaming and Leisure Properties Inc.	1,261,438	4,279,240
1,000,000	Genting Singapore plc	969,758	862,546
167,000	Golden Entertainment Inc.†	1,426,430	4,071,460
90,000	International Game Technology plc	1,684,319	2,209,500
168,000	Las Vegas Sands Corp.	843,397	10,778,880
3,150,000	Mandarin Oriental International Ltd.	4,525,377	6,867,000
30,000	Penn National Gaming Inc.†	131,625	701,700
560,000	Ryman Hospitality Properties Inc.	16,389,148	34,994,400
2,900,000	The Hongkong & Shanghai Hotels Ltd.	3,109,105	4,841,006
376,000	The Marcus Corp.	4,769,848	10,415,200
24,000	Wynn Resorts Ltd.	199,481	3,574,080

		49,812,876	129,443,728

	Machinery — 1.8%
460,000	Astec Industries Inc.	16,709,859	25,764,600
3,000	Capstone Turbine Corp.†	4,212	2,085
1,700,000	CNH Industrial NV	5,782,380	20,417,000
2,000	Disco Corp.	156,366	406,843
260,000	Kennametal Inc.	5,198,918	10,488,400
6,000	Nordson Corp.	107,171	711,000
171,800	The Eastern Co.	3,356,209	4,930,660
188,000	Twin Disc Inc.†	3,376,061	3,498,680
100,000	Welbilt Inc.†	513,586	2,305,000
5,000	Xylem Inc.	177,110	313,150

		35,381,872	68,837,418

	Manufactured Housing and Recreational Vehicles — 0.5%
91,000	Cavco Industries Inc.†	2,571,702	13,427,050
73,992	Nobility Homes Inc.	850,472	1,378,101
84,490	Skyline Corp.†	493,561	1,021,484

Shares		Cost	Market Value
60,000	Winnebago Industries Inc.	$734,195	$2,685,000

		4,649,930	18,511,635

	Metals and Mining — 0.8%
290,000	Allegheny Technologies Inc.†	4,879,721	6,931,000
52,003	Barrick Gold Corp.	1,522,648	836,728
168,000	Century Aluminum Co.†	1,821,335	2,785,440
25,500	Constellium NV, Cl. A†	165,390	261,375
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	143,178
135,000	Kinross Gold Corp.†	796,824	572,400
340,000	Materion Corp.	7,605,229	14,671,000
200,000	TimkenSteel Corp.†	2,976,863	3,300,000
235,000	Turquoise Hill Resources Ltd.†	890,621	728,500
15,000	Yamana Gold Inc.	50,671	39,750

		20,827,085	30,269,371

	Paper and Forest Products — 0.0%
16,000	Schweitzer-Mauduit International Inc.	373,701	663,360

	Publishing — 0.9%
80,000	Cambium Learning Group Inc.†	261,134	530,400
3,000	Graham Holdings Co., Cl. B	1,379,851	1,755,300
82,000	Il Sole 24 Ore SpA†	793,423	377,969
12,000	John Wiley & Sons Inc., Cl. B	46,500	756,780
53,000	Meredith Corp.	1,588,434	2,941,500
65,000	News Corp., Cl. A	91,837	861,900
1,300,000	The E.W. Scripps Co., Cl. A†	12,675,118	24,843,000

		16,836,297	32,066,849

	Real Estate — 1.3%
70,000	Capital Properties Inc., Cl. A†	814,111	954,800
164,000	Cohen & Steers Inc.	3,773,098	6,476,360
268,000	Griffin Industrial Realty Inc.(b)	5,069,181	9,741,800
6,967	Gyrodyne LLC	201,352	149,999
19,500	Lamar Advertising Co., Cl. A	165,489	1,336,335
103,000	Morguard Corp.	1,314,900	15,186,464
43,747	New Senior Investment Group Inc.	453,513	400,285
50,000	Reading International Inc., Cl. A†	791,827	786,000
1,837	Reading International Inc., Cl. B†	34,940	35,454
10,000	Seritage Growth Properties, Cl. A	456,930	460,700
130,000	Tejon Ranch Co.†	3,608,091	2,743,000
550,060	The St. Joe Co.†	9,003,271	10,368,631

		25,686,703	48,639,828

	Retail — 4.7%
315,000	Aaron’s Inc.	2,945,199	13,743,450

See accompanying notes to financial statements.

12

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail (Continued)
200,000	AutoNation Inc.†	$3,399,442	$9,492,000
20,224	Barnes & Noble Education Inc.†	151,401	131,658
32,000	Barnes & Noble Inc.	293,897	243,200
140,000	Big 5 Sporting Goods Corp.	1,537,377	1,071,000
22,639	Biglari Holdings Inc.†	6,366,435	7,545,352
150,000	Casey’s General Stores Inc.	5,789,298	16,417,500
50,000	Coldwater Creek Inc.(a)	71,495	735
164,000	Copart Inc.†	1,407,742	5,636,680
1,000	Cracker Barrel Old Country Store Inc.	59,645	151,620
388,000	Dominion Diamond Corp.	5,484,167	5,501,840
2,500	Dunkin’ Brands Group Inc.	47,500	132,700
157,000	GNC Holdings Inc., Cl. A	2,474,453	1,387,880
799,500	Hertz Global Holdings Inc.†	17,177,819	17,876,820
40,000	HSN Inc.	1,117,368	1,562,000
665,000	Ingles Markets Inc., Cl. A	11,051,587	17,090,500
730,000	J.C. Penney Co. Inc.†	8,305,413	2,781,300
80,000	Lands’ End Inc.†	1,510,838	1,056,000
180,000	Macy’s Inc.	2,590,692	3,927,600
91,000	Movado Group Inc.	1,596,188	2,548,000
17,000	Murphy USA Inc.†	649,528	1,173,000
157,000	Nathan’s Famous Inc.†	262,984	11,610,150
6,000	Neff Corp., Cl. A†	55,903	150,000
100,000	Penske Automotive Group Inc.	1,476,842	4,757,000
225,000	Pier 1 Imports Inc.	2,309,250	942,750
290,000	Rush Enterprises Inc., Cl. B†	3,282,048	12,649,800
4,000	Salvatore Ferragamo SpA	78,673	112,280
15,000	Sprouts Farmers Market Inc.†	323,168	281,550
18,142	SUPERVALU Inc.†	973,248	394,589
401,000	The Cheesecake Factory Inc.	11,536,250	16,890,120
194,000	Tractor Supply Co.	1,774,881	12,278,260
43,500	Village Super Market Inc., Cl. A	1,127,119	1,076,190
70,760	Vitamin Shoppe, Inc.†	1,688,405	378,566
57,600	Weis Markets Inc.	1,867,321	2,505,600
800	Winmark Corp.	55,193	105,400
12,000	Yoox Net-A-Porter Group SpA†	295,129	470,441

		101,133,898	174,073,531

	Specialty Chemicals — 4.2%
70,000	A. Schulman Inc.	1,698,424	2,390,500
94,000	Albemarle Corp.	3,127,163	12,813,140
71,000	Ashland Global Holdings Inc.	1,073,756	4,642,690
2,270,000	Ferro Corp.†	14,446,063	50,621,000
55,000	GCP Applied Technologies Inc.†	1,745,024	1,688,500

Shares		Cost	Market Value
91,200	General Chemical Group Inc.†	$1,186	$775
305,000	H.B. Fuller Co.	4,074,383	17,708,300
80,000	Hawkins Inc.	2,896,890	3,264,000
935,000	Huntsman Corp.	6,335,573	25,637,700
15,800	NewMarket Corp.	1,633,444	6,726,850
300,000	OMNOVA Solutions Inc.†	574,864	3,285,000
124,000	Platform Specialty Products Corp.†	1,236,621	1,382,600
12,000	Quaker Chemical Corp.	196,457	1,775,400
235,200	Sensient Technologies Corp.	4,732,732	18,091,584
22,102	SGL Carbon SE†	203,585	373,678
10,000	Takasago International Corp.	271,028	343,924
300,000	Valvoline Inc.	3,472,249	7,035,000

		47,719,442	157,780,641

	Telecommunications — 1.7%
83,000	ATN International Inc.	3,744,891	4,374,100
560,000	Cincinnati Bell Inc.†	9,218,908	11,116,000
61,000	Consolidated Communications Holdings Inc.	566,047	1,163,880
930,000	Gogo Inc.†	14,782,016	10,983,300
31,700	Harris Corp.	2,510,096	4,174,256
250,000	HC2 Holdings Inc.†	1,000,923	1,320,000
6,000	IDT Corp., Cl. B	38,339	84,480
120,000	Iridium Communications Inc.†	1,180,541	1,236,000
44,000	Loral Space & Communications Inc.†	1,720,631	2,178,000
135,000	New ULM Telecom Inc.	1,225,514	1,856,250
40,000	Pharol SGPS SA†	16,517	17,681
115,000	Rogers Communications Inc., Cl. B	555,319	5,927,100
229,000	Shenandoah Telecommunications Co.	960,113	8,518,800
700,000	Sprint Corp.†	3,655,869	5,446,000
6,629	Straight Path Communications Inc., Cl. B†	122,880	1,197,661
830,000	VEON Ltd., ADR	2,424,386	3,469,400
700,000	Windstream Holdings Inc.	4,116,233	1,239,000

		47,839,223	64,301,908

	Transportation — 0.9%
490,000	GATX Corp.	15,218,669	30,164,400
20,000	Irish Continental Group plc	14,688	133,790
415,000	ModusLink Global Solutions Inc.†	1,509,095	780,200
146,000	Navigator Holdings Ltd.†	2,038,564	1,620,600

		18,781,016	32,698,990

	Wireless Communications — 0.2%
100,000	Millicom International Cellular SA, SDR	6,033,454	6,599,222

See accompanying notes to financial statements.

13

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Wireless Communications (Continued)
50,000	United States Cellular Corp.†	$1,991,054	$1,770,000

		8,024,508	8,369,222

	TOTAL COMMON STOCKS	1,621,013,423	3,730,789,095

	CLOSED-END FUNDS — 0.1%
83,296	The Central Europe, Russia, and Turkey Fund Inc.	2,374,116	2,057,411
31,977	The European Equity Fund Inc.	318,173	309,537
110,853	The New Germany Fund Inc.	1,497,423	2,058,651

	TOTAL CLOSED-END FUNDS	4,189,712	4,425,599

	PREFERRED STOCKS — 0.3%
	Automotive: Parts and Accessories — 0.2%
137,000	Jungheinrich AG	941,806	6,302,712

	Financial Services — 0.1%
145,000	Steel Partners Holdings LP, 6.000%, 02/07/26	4,960,238	3,190,000

	TOTAL PREFERRED STOCKS	5,902,044	9,492,712

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Business Services — 0.0%
14,747	Trans-Lux Pfd., Ser. B, 6.000%(b)	2,949,400	11,435

	RIGHTS — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR, expire 12/31/17†(a)	2	2

	Health Care — 0.0%
300,000	Sanofi, CVR, expire
	12/31/20†	280,936	108,000

	TOTAL RIGHTS	280,938	108,002

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.0%
	Automotive — 0.0%
$300,000	Navistar International Corp., 8.250%, 11/01/21	$218,107	$301,687

	U.S. GOVERNMENT OBLIGATIONS — 0.0%
968,000	U.S. Treasury Bills, 1.037%††, 12/28/17	965,552	965,561

	TOTAL INVESTMENTS — 99.9%	$1,635,519,176	3,746,094,091

	Other Assets and Liabilities (Net) — 0.1%		4,436,929

	NET ASSETS — 100.0%		$3,750,531,020

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the market value of the Rule 144A security amounted to $24,033,145 or 0.64% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

14

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments, at value (cost $1,599,985,335)	$3,692,831,911
Investments in affiliates, at value (cost $35,533,841)	53,262,180
Foreign currency, at value (cost $938,445)	983,736
Cash	90,545
Receivable for investments sold	3,920,000
Receivable for Fund shares sold	3,592,220
Dividends and interest receivable	3,440,554
Prepaid expenses	53,399

Total Assets.	3,758,174,545

Liabilities:
Payable for Fund shares redeemed	2,682,083
Payable for investments purchased	573,403
Payable for investment advisory fees	2,970,081
Payable for distribution fees	606,591
Payable for accounting fees	11,250
Payable for shareholder services fees	469,339
Other accrued expenses	330,778

Total Liabilities	7,643,525

Net Assets
(applicable to 63,981,642 shares outstanding)	$3,750,531,020

Net Assets Consist of:
Paid-in capital	$1,467,004,663
Accumulated net investment income	1,369,970
Accumulated net realized gain on investments and foreign currency transactions	171,523,970
Net unrealized appreciation on investments	2,110,574,915
Net unrealized appreciation on foreign currency translations	57,502

Net Assets	$3,750,531,020

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,882,823,007 ÷ 32,113,774 shares outstanding; 150,000,000 shares authorized)	$58.63
Class A:
Net Asset Value and redemption price per share ($229,282,478 ÷ 3,912,388 shares outstanding; 50,000,000 shares authorized)	$58.60
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$62.18
Class C:
Net Asset Value and offering price per share ($233,785,482 ÷ 4,491,732 shares outstanding; 50,000,000 shares authorized)	$52.05	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($1,404,638,985 ÷ 23,463,730 shares outstanding; 50,000,000 shares authorized)	$59.86
Class T:
Net Asset Value and redemption price per share ($1,068.03 ÷ 18.215 shares outstanding; 50,000,000 shares authorized)	$58.63
Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$60.13

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2017

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $776,351)	$49,668,971
Dividends - affiliated	431,334
Interest	317,882
Other income*	110,409

Total Investment Income	50,528,596

Expenses:
Investment advisory fees	35,597,638
Distribution fees - Class AAA	4,539,382
Distribution fees - Class A	614,736
Distribution fees - Class C	2,288,148
Distribution fees - Class T	1
Shareholder services fees	3,144,109
Shareholder communication expenses	547,587
Custodian fees	355,065
Directors’ fees	126,885
Registration expenses	118,879
Legal and audit fees	45,890
Accounting fees	45,000
Interest expense	9,854
Miscellaneous expenses	187,244

Total Expenses	47,620,418

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(33,130)
Expenses paid indirectly by broker (See Note 6)	(23,971)

Total Reductions	(57,101)

Net Expenses	47,563,317

Net Investment Income	2,965,279

Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, and Foreign Currency:
Net realized gain on investments - unaffiliated	194,587,716
Net realized loss on investments - affiliated	(46,388)
Net realized gain on redemption in-kind	6,360,725
Net realized loss on foreign currency transactions	(36,958)

Net realized gain on investments, redemption in-kind, and foreign currency transactions	200,865,095

Net change in unrealized appreciation/depreciation: on investments	494,163,207
on foreign currency translations	63,400

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	494,226,607

Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, and Foreign Currency	695,091,702

Net Increase in Net Assets Resulting from Operations	$698,056,981

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

15

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income	$2,965,279	$2,518,463
Net realized gain on investments, redemption in-kind, and foreign currency transactions	200,865,095	135,912,785
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	494,226,607	298,632,108

Net Increase in Net Assets Resulting from Operations	698,056,981	437,063,356

Distributions to Shareholders:
Net investment income
Class I	(1,482,446)	—

Net realized gain
Class AAA	(69,298,120)	(66,085,582)
Class A	(10,531,673)	(10,407,406)
Class C	(9,687,652)	(9,096,124)
Class I	(44,184,445)	(38,921,755)

	(133,701,890)	(124,510,867)

Total Distributions to Shareholders	(135,184,336)	(124,510,867)

Capital Share Transactions:
Class AAA	(182,899,403)	(171,884,032)
Class A	(79,068,410)	(32,204,148)
Class C	(26,766,840)	(12,335,617)
Class I	61,129,871	(4,204,959)
Class T	1,000	—

Net Decrease in Net Assets from Capital Share Transactions	(227,603,782)	(220,628,756)

Redemption Fees	3,367	8,589

Net Increase in Net Assets	335,272,230	91,932,322
Net Assets:
Beginning of year	3,415,258,790	3,323,326,468

End of year (including undistributed net investment income of $1,369,970 and $0, respectively)	$3,750,531,020	$3,415,258,790

See accompanying notes to financial statements.

16

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (in 000’s)	Net Investment Income (Loss) (a)		Operating Expenses		Portfolio Turnover Rate
Class AAA
2017	$50.13	$0.02	$10.47	$10.49	—	$(1.99)	$(1.99)	$0.00	$58.63	21.56%	$1,882,823	0.04%		1.38	%(d)	4%
2016	45.47	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.13	14.26	1,779,333	0.05		1.39	(d)(e)	4
2015	46.91	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.47	(1.25)	1,784,050	(0.10)		1.38	(d)	9
2014	45.82	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.91	5.47	2,103,544	(0.28)		1.38		5
2013	35.84	0.20	10.87	11.07	$(0.25)	(0.84)	(1.09)	0.00	45.82	31.82	2,171,213	0.50		1.39		5
Class A
2017	$50.11	$0.01	$10.47	$10.48	—	$(1.99)	$(1.99)	$0.00	$58.60	21.55%	$229,282	0.02%		1.38	%(d)	4%
2016	45.45	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.11	14.26	270,163	0.05		1.39	(d)(e)	4
2015	46.89	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.45	(1.25)	276,603	(0.10)		1.38	(d)	9
2014	45.80	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.89	5.47	292,796	(0.28)		1.38		5
2013	35.84	0.17	10.89	11.06	$(0.26)	(0.84)	(1.10)	0.00	45.80	31.80	305,617	0.43		1.39		5
Class C
2017	$45.04	$(0.34)	$9.34	$9.00	—	$(1.99)	$(1.99)	$0.00	$52.05	20.65%	$233,786	(0.71)%		2.13	%(d)	4%
2016	41.31	(0.30)	5.75	5.45	—	(1.72)	(1.72)	0.00	45.04	13.41	227,464	(0.70)		2.14	(d)(e)	4
2015	43.01	(0.38)	(0.40)	(0.78)	—	(0.92)	(0.92)	0.00	41.31	(1.98)	220,763	(0.85)		2.13	(d)	9
2014	42.43	(0.46)	2.46	2.00	—	(1.42)	(1.42)	0.00	43.01	4.68	222,684	(1.03)		2.13		5
2013	33.27	(0.12)	10.12	10.00	—	(0.84)	(0.84)	0.00	42.43	30.80	186,540	(0.32)		2.14		5
Class I
2017	$51.09	$0.16	$10.67	$10.83	$(0.07)	$(1.99)	$(2.06)	$0.00	$59.86	21.84%	$1,404,639	0.30%		1.13	%(d)	4%
2016	46.19	0.13	6.49	6.62	—	(1.72)	(1.72)	0.00	51.09	14.56	1,138,299	0.29		1.14	(d)(e)	4
2015	47.52	0.08	(0.49)	(0.41)	—	(0.92)	(0.92)	0.00	46.19	(1.00)	1,041,910	0.17		1.13	(d)	9
2014	46.29	(0.01)	2.66	2.65	—	(1.42)	(1.42)	0.00	47.52	5.72	899,211	(0.03)		1.13		5
2013	36.29	0.29	10.99	11.28	(0.44)	(0.84)	(1.28)	0.00	46.29	32.14	568,573	0.71		1.14		5
Class T(f)
2017	$54.90	$(0.05)	$3.78	$3.73	—	—	—	—	$58.63	6.79%	$1	(0.37	)%(g)	1.37	%(d)(g)	4%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017, 2016, and 2015, there was no impact on the expense ratios.
(e)

During the year ended September 30, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I).

(f)	Class T Shares were initially offered on July 5, 2017.
(g)	Annualized.

See accompanying notes to financial statements.

17

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the “Adviser”) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991. On July 5, 2017, the Fund began to offer for sale Class T Shares.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$194,668,740	—	$11,283,070	$205,951,810
Aviation: Parts and Services	150,708,240	$1,918,441	—	152,626,681
Business Services	221,558,657	450,000	0	222,008,657
Consumer Services	60,809,419	109,710	—	60,919,129
Entertainment	78,951,961	246,156	—	79,198,117
Equipment and Supplies	345,448,473	1,256,063	—	346,704,536
Financial Services	158,383,397	570,670	400	158,954,467
Food and Beverage	402,088,069	—	322,597	402,410,666
Manufactured Housing and Recreational Vehicles	17,133,534	1,378,101	—	18,511,635
Publishing	31,310,069	756,780	—	32,066,849
Retail	174,072,796	—	735	174,073,531
Specialty Chemicals	157,779,866	775	—	157,780,641
Other Industries (a)	1,719,582,376	—	—	1,719,582,376
Total Common Stocks	3,712,495,597	6,686,696	11,606,802	3,730,789,095
Closed-End Funds	4,425,599	—	—	4,425,599
Preferred Stocks (a)	9,492,712	—	—	9,492,712
Convertible Preferred Stocks (a)	—	11,435	—	11,435
Rights (a)	108,000	—	2	108,002
Corporate Bonds (a)	—	301,687	—	301,687
U.S. Government Obligations	—	965,561	—	965,561
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,726,521,908	$7,965,379	$11,606,804	$3,746,094,091

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended September 30, 2017, the Fund held no investments in futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2017, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassification of REIT distributions, redesignation of dividends, basis adjustments on investments in partnerships and on investments no longer deemed passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2017, reclassifications were made to increase accumulated net investment income by $705,114 and decrease accumulated net realized gain on investments and foreign currency transactions by $6,901,287, with an offsetting adjustment to paid-in capital.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2017 and 2016 was as follows:

	Year Ended September 30, 2017	Year Ended September 30, 2016
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,877,187	—
Net long term capital gains	131,307,149	$124,510,867

Total distributions paid	$135,184,336	$124,510,867

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$4,520,957
Undistributed long term capital gains	192,998,334
Net unrealized appreciation on investments	2,086,007,066

Total	$2,283,526,357

At September 30, 2017, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,660,144,527	$2,203,131,729	$(117,182,165)	$2,085,949,564

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2017, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $33,130.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”) an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2017, other than short term securities and U.S. Government obligations, aggregated $140,494,433 and $421,636,277, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2017, the Fund paid $213,283 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $77,729 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $23,971.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

During the fiscal year ended September 30, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Act and amount to $1,186 and $240,782, respectively.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2017, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2017 was $333,247 with a weighted average interest rate of 2.41%. The maximum amount borrowed at any time during the year ended September 30, 2017 was $10,556,000.

8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75% and 2.50%, respectively, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

During the year ended September 30, 2017, the Fund delivered shares of various portfolio securities as a redemption in-kind in exchange for Class I shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below:

April 4, 2017	Value		Realized Gains	Type

Class I	$22,630,343	*	$6,360,725	Redemption in-kind

*	This amount includes cash of approximately $13,762,243 associated with the redemption in-kind.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,959,810	$103,630,122	2,409,898	$111,806,739
Shares issued upon reinvestment of distributions	1,339,903	67,691,926	1,366,459	64,729,142
Shares redeemed	(6,678,889)	(354,221,451)	(7,521,289)	(348,419,913)

Net decrease	(3,379,176)	$(182,899,403)	(3,744,932)	$(171,884,032)

Class A
Shares sold	647,614	$34,127,575	917,514	$42,933,050
Shares issued upon reinvestment of distributions	191,443	9,665,977	198,812	9,413,748
Shares redeemed	(2,317,999)	(122,861,962)	(1,811,015)	(84,550,946)

Net decrease	(1,478,942)	$(79,068,410)	(694,689)	$(32,204,148)

Class C
Shares sold	546,622	$25,741,713	649,485	$27,265,851
Shares issued upon reinvestment of distributions	199,574	9,006,763	196,038	8,396,317
Shares redeemed	(1,304,558)	(61,515,316)	(1,139,350)	(47,997,785)

Net decrease	(558,362)	$(26,766,840)	(293,827)	$(12,335,617)

Class I
Shares sold	7,097,333	$383,415,800	5,922,484	$281,871,627
Shares issued upon reinvestment of distributions	798,770	41,112,658	720,229	34,693,416
Shares redeemed	(6,296,713)	(340,768,244)	(6,917,731)	(320,770,002)
Shares redeemed in-kind	(416,842)	(22,630,343)	—	—

Net increase/(decrease)	1,182,548	$61,129,871	(275,018)	$(4,204,959)

Class T (a)
Shares sold	18	$1,000	—	—

Net increase	18	$1,000	—	—

(a)	Class T Shares were initially offered on July 5, 2017.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2017 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Affiliated Investments Dividends	Affiliated Investments Realized Loss	Affiliated Investments Value at September 30, 2017	Affiliated Investments Change in Unrealized Appreciation/ (Depreciation)	Percent Owned of Shares Outstanding
Bel Fuse Inc., Cl. A	284,000	—	(1,500)	282,500	$67,950	$(20,736)	$7,514,500	$1,846,975	12.99%
Griffin Industrial Realty Inc.*	235,000	33,000	—	268,000	70,500	—	9,741,800	1,310,431	5.36%
Internap Corp.*	375,000	325,000	—	700,000	—	—	3,045,000	3,422,642	0.84%
Internap Corp., 144A*	—	5,524,861	—	5,524,861	—	—	24,033,145	12,681,042	6.63%
Katy Industries Inc.**	491,000	—	(491,000)	—	—	—	—	—	—
Sevcon Inc.**	313,000	140,000	(453,000)	—	—	—	—	—	—
Sevcon Inc., 144A**	140,000	—	(140,000)	—	—	—	—	—	—
Sevcon Inc., 4.000%, Ser. A**	60,098	—	(60,098)	—	—	—	—	—	—
Sevcon Inc., expire 07/11/21**	70,000	—	(70,000)	—	—	—	—	—	—
Strattec Security Corp.	207,000	—	—	207,000	115,920	—	8,466,300	1,159,200	5.60%
Trans-Lux Corp.	403,000	—	(3,000)	400,000	—	(25,652)	450,000	(618,560)	23.38%
Trans-Lux Cv. Pfd., Ser. B	14,747	—	—	14,747	176,964	—	11,435	(859,057)	—

Total					$431,334	$(46,388)	$53,262,180	$18,942,673

*	Security was not affiliated at September 30, 2016.
**	Security is no longer held at September 30, 2017.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2017

29

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO/Teton Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 73	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 81	Since 1991	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 73	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 78	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 49	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 92	Since 1991	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 83	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO/Teton Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012
President
Age: 65

Agnes Mullady	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016
Treasurer
Age: 59

Andrea R. Mango	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/ GAMCO/Teton Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011
Secretary
Age: 45

John C. Ball	Since 2017	Treasurer of funds within the Gabelli/GAMCO/Teton Fund Complex (closed-end funds since May 2017 and open-end funds since February 2017); Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007- 2014
Treasurer
Age: 41

Richard J. Walz	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO/Teton Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011
Chief Compliance Officer
Age: 58

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2017, the Fund paid to shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.0369, $0.0369, $0.0369, and $0.1036 per share for Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $131,307,149 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2017, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.71% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2017 which was derived from U.S. Treasury securities was 0.41%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of September 30, 2017 was 0.03%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

John C. Ball

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher

& Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q317AR

The Gabelli Focus Five Fund

Annual Report — September 30, 2017

To Our Shareholders,

For the fiscal year ended September 30, 2017, the net asset value (“NAV”) per Class I Share of The Gabelli Focus Five Fund increased 8.1% compared with the Fund’s benchmark, the Blended Index, which increased 18.6%. The Blended Index consists of 50% of the Russell 2500 Index, 25% of the Russell 1000 Index, and 25% of the MSCI AC World Ex-U.S. Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2017.

Performance Discussion (Unaudited)

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions.

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance as the Fund is driven more by the results of the companies selected rather than the movement of the overall market.

The post election rally of 2016 continued into the first quarter of 2017, with the U.S. equity market setting all-time highs. The so called “Trump Rally” was fueled by the potential for increased fiscal stimulus, lower corporate and individual taxes, and deregulation. Robust hiring, falling unemployment, and firming wage growth opened the door for the Federal Reserve to raise short term interest rates for the third time since the financial crisis. Outside the U.S., markets continue to digest the populist upheavals that have occurred not only in America, but around the globe.

Stocks performed strongly during the first half of 2017 with the Russell 2500 Index and Russell 1000 Index rising 5.97% and 9.27%, respectively, and the MSCI AC World Ex-U.S. Index increasing by 14.45%. The Federal Reserve continued tapping the brakes on the third round of its quantitative easing by raising the Federal Reserve Funds rate to a range of 1.0%-1.25% in June 2017. The Federal Reserve indicated it would begin shrinking its balance sheet later this year and current expectations are for three additional increases in each of 2018 and 2019 which would put the Federal Reserve Funds rate at 3.0%, still well below its prior peak.

The U.S. stock market advanced to record highs in September, with the Russell 2500 Index and Russell 1000 Index both in positive territory for the eighth consecutive quarter. Economic indicators continued to point upward around the world, with low inflation, falling unemployment, and rising consumer spending all contributing to the stock market’s rise. The Trump administration’s policies came back into focus during the quarter with the announcement of a deal to extend the debt ceiling and the release of a highly anticipated tax reform blueprint.

Some of the better performing investments during the fiscal year were MGM Resorts International (7.0% of net assets as of September 30, 2017), Delphi Automotive plc (2.2%) and Take-Two Interactive Software Inc. (1.3%). These positions contributed approximately 5.0% to the year’s return. Delphi Automotive’s strength largely came after announcing the tax-free spin-off of its Powertrain segment. Take-Two Interactive has been successful in increasing recurrent in-game spending by consumers, which allows the company to generate

EBITDA after the initial sale of a new title. Investor confidence remains intact after a very successful NBA 2K launch, anticipation of the new Red Dead release in the first half of next year, and continued success with GTA V and GTA online.

Investments that detracted from performance during the fiscal year were Inventure Foods Inc. (1.6%), and Advance Auto Parts Inc. (no longer held at September 30, 2017). These two positions offset the performance by approximately (2.9%) to the year’s return. Inventure Foods commenced a strategic and financial review in July 2016, whereby the company subsequently sold off its Frozen Foods business, and ultimately the remainder of the company albeit at below market valuation. Advance Auto Parts underperformed due to headwinds facing the automotive aftermarket industry, characterized by margin pressure and heightened inventory levels.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through September 30, 2017 (a)(b) (Unaudited)

				Since January 1, 2012(c)			Since Inception (12/31/02)

	1 Year(c)	3 Year(c)	5 Year(c)			10 Year
Class I (GWSIX)	8.11%	2.15%	8.92%	10.67%		5.69%	8.29%
Class AAA (GWSVX)	7.88	1.89	8.67	10.39		5.43	8.11
Russell 2500 Index	17.79	10.60	13.86	14.59	(d)	8.19	11.58
Russell 1000 Index	18.54	10.63	14.27	15.28		7.55	9.89
MSCI AC World Ex-U.S. Index	20.15	5.19	7.45	8.38		1.74	9.03
Blended Index	18.61	9.23	12.31	13.15		6.39	10.51
Class A (GWSAX)	7.87	1.90	8.67	10.40		5.44	8.13
With sales charge (e)	1.67	(0.09)	7.39	9.27		4.80	7.69
Class C (GWSCX)	7.04	1.13	7.85	9.57		4.65	7.34
With contingent deferred sales charge (f)	6.04	1.13	7.85	9.57		4.65	7.34
Class T (GWSTX)	7.88	1.89	8.67	10.39		5.43	8.11
With sales charge (g)	5.18	1.04	8.12	9.90		5.16	7.92

In the current prospectuses dated January 27, 2017, as amended July 5, 2017, the expense ratios for Class AAA, A, C, I, and T Shares are 1.42%, 1.42%, 2.17%, 1.17%, and 1.42%, respectively. See page 11 for the expense ratios for the year ended September 30, 2017. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A, Class C, and Class T Shares is 5.75%, 1.00%, and 2.50%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008 and Class T Shares on July 5, 2017. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The actual performance of the Class T Shares would have been lower due to the additional fees and expenses associated with this class of shares. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid capitalization stocks. The Russell 1000 Index is a market capitalization weighted index of 1,000 U.S. traded large capitalization stocks. The Morgan Stanley Capital International All Country World Index excluding the U.S. (MSCI ACWI Ex-U.S.) is a market capitalization weighted index of small, mid, and large capitalization stocks across developed and emerging markets, excluding U.S. stocks. The Blended Index consists of 50% Russell 2500 Index, 25% Russell 1000 Index, and 25% MSCI ACWI Ex-U.S. Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	On January 1, 2012, the Fund began operating under its current name.
(d)	Russell 2500 Index performance is as of December 31, 2011.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(g)	Performance results include the effect of the maximum 2.50% sales charge at the beginning of the period.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA, THE BLENDED INDEX, AND THE RUSSELL 2500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

The Gabelli Focus Five Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2017 through September 30, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2017.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/17	09/30/17	Ratio	Period*

The Gabelli Focus Five Fund

Actual Fund Return
Class AAA	$1,000.00	$1,085.40	1.39%	$ 7.27
Class A	$1,000.00	$1,085.30	1.39%	$ 7.27
Class C	$1,000.00	$1,080.60	2.14%	$11.16
Class I	$1,000.00	$1,086.00	1.14%	$ 5.96
Class T**	$1,000.00	$1,067.50	1.43%	$ 3.56
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,019.35	1.14%	$ 5.77
Class T	$1,000.00	$1,017.90	1.43%	$ 7.23

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

**

Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Fund’s annualized expense ratio for the period since inception multiplied by the number of days since inception (88 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2017:

The Gabelli Focus Five Fund

Cable and Satellite	13.6%
Food and Beverage	10.3%
Consumer Products	10.0%
Health Care Equipment and Services	8.9%
U.S. Government Obligations	7.7%
Hotels and Gaming	7.0%
Financial Services	6.6%
Computer Software and Services	6.4%
Health Care Equipment and Supplies	5.9%
Energy and Utilities	5.4%
Automotive: Parts and Accessories	4.1%

Building and Construction	3.8%
Equipment and Supplies	3.3%
Telecommunications	3.2%
Entertainment	1.3%
Semiconductors	1.0%
Retail	0.9%
Business Services	0.0%*
Other Assets and Liabilities (Net)	0.6%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

6

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 91.7%
	Automotive: Parts and Accessories — 4.1%
35,000	Delphi Automotive plc	$2,277,650	$3,444,000
15,000	O’Reilly Automotive Inc.†	2,675,910	3,230,550

		4,953,560	6,674,550

	Building and Construction — 3.8%
167,673	Armstrong Flooring Inc.†	2,936,197	2,640,850
70,000	Herc Holdings Inc.†	2,552,037	3,439,100

		5,488,234	6,079,950

	Business Services — 0.0%
3,200	Gerber Scientific Inc., Escrow†(a)	0	0

	Cable and Satellite — 13.6%
80,000	DISH Network Corp., Cl. A†	4,397,512	4,338,400
59,001	EchoStar Corp., Cl. A†	2,267,246	3,376,627
330,000	Liberty Global plc, Cl. C†	9,269,761	10,791,000
93,001	Liberty Media Corp.- Liberty Formula One, Cl. A†	3,033,270	3,393,606

		18,967,789	21,899,633

	Computer Software and Services — 6.4%
6,500	Alphabet Inc., Cl. C†	3,864,903	6,234,215
60,000	Hewlett Packard Enterprise Co.	814,014	882,600
740,000	Internap Corp.†	1,788,872	3,219,000

		6,467,789	10,335,815

	Consumer Products — 10.0%
115,000	Edgewell Personal Care Co.†	8,512,493	8,368,550
180,000	Newell Brands Inc.	8,258,339	7,680,600

		16,770,832	16,049,150

	Energy and Utilities — 5.4%
200,000	Patterson-UTI Energy Inc.	3,966,493	4,188,000
975,000	Weatherford International plc†	4,317,086	4,465,500

		8,283,579	8,653,500

	Entertainment — 1.3%
20,000	Take-Two Interactive Software Inc.†	322,239	2,044,600

	Equipment and Supplies — 3.3%
85,000	HD Supply Holdings Inc.†	2,640,260	3,065,950
175,000	Mueller Water Products Inc., Cl. A	2,001,413	2,240,000

		4,641,673	5,305,950

	Financial Services — 6.6%
130,200	Blackhawk Network Holdings Inc.†	4,077,093	5,702,760
582,067	Och-Ziff Capital Management Group LLC, Cl. A	1,894,224	1,874,256

Shares		Cost	Market Value
95,000	Synchrony Financial	$2,726,551	$2,949,750

		8,697,868	10,526,766

	Food and Beverage — 10.3%
557,274	Inventure Foods Inc.†	3,027,505	2,613,615
241,500	Maple Leaf Foods Inc.	3,977,406	6,582,580
70,000	Mondelēz International Inc., Cl. A .	2,968,493	2,846,200
50,000	Post Holdings Inc.†	1,664,675	4,413,500

		11,638,079	16,455,895

	Health Care Equipment and Services — 8.9%
5,180,977	BioScrip Inc.†	11,193,423	14,247,687

	Health Care Equipment and Supplies — 5.9%
170,000	NuVasive Inc.†	10,621,388	9,428,200

	Hotels and Gaming — 7.0%
343,086	MGM Resorts International	6,489,634	11,181,173

	Retail — 0.9%
65,000	Macy’s Inc.	1,422,100	1,418,300

	Semiconductors — 1.0%
58,710	Integrated Device Technology Inc.†	1,040,045	1,560,512

	Telecommunications — 3.2%
430,000	Gogo Inc.†	4,091,093	5,078,300

	TOTAL COMMON STOCKS	121,089,325	146,939,981

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.7%
$12,328,000	U.S. Treasury Bills, 0.992% to 1.147%††, 10/26/17 to 02/08/18(b)	12,300,137	12,302,070

	TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 99.4%	$133,389,462	159,242,051

	OPTIONS WRITTEN — (0.0)% (Premiums received $59,037)		(40,000)

	Other Assets and Liabilities (Net) — 0.6%		1,016,618

	NET ASSETS — 100.0%		$160,218,669

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At September 30, 2017, $1,200,000 of the principal amount was pledged as collateral for options written.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Schedule of Investments (Continued) — September 30, 2017

As of September 30, 2017, exchange traded options written outstanding were as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Market Value
EXCHANGE TRADED CALL OPTIONS WRITTEN — (0.0)%
Internap Corp.	1,000	$435,000	$4.00	10/20/17	$40,000

TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN					$40,000

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments, at value (cost $133,389,462)	$159,242,051
Deposit at brokers	96,135
Receivable for investments sold	2,417,493
Receivable for Fund shares sold	326,713
Dividends receivable	39,938
Prepaid expenses	25,516

Total Assets	162,147,846

Liabilities:
Call options written (premiums received $59,037)	40,000
Payable to custodian	2,424
Payable for investments purchased	1,071,945
Payable for Fund shares redeemed	569,302
Payable for investment advisory fees	131,766
Payable for distribution fees	41,606
Payable for accounting fees	11,250
Other accrued expenses	60,884

Total Liabilities.	1,929,177

Net Assets (applicable to 11,185,459 shares outstanding)	$160,218,669

Net Assets Consist of:
Paid-in capital	$137,937,328
Accumulated net investment loss	(1,300,974)
Accumulated net realized loss on investments, written options, and foreign currency transactions .	(2,289,311)
Net unrealized appreciation on investments	25,852,589
Net unrealized appreciation on written options	19,037

Net Assets.	$160,218,669

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($22,542,175 ÷ 1,543,033 shares outstanding; 100,000,000 shares authorized)	$14.61
Class A:
Net Asset Value and redemption price per share ($29,391,131 ÷ 1,991,452 shares outstanding; 50,000,000 shares authorized)	$14.76
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.66
Class C:
Net Asset Value and offering price per share ($37,146,787 ÷ 2,914,926 shares outstanding; 50,000,000 shares authorized)	$12.74(a)
Class I:
Net Asset Value, offering, and redemption price per share ($71,137,546 ÷ 4,735,977 shares outstanding; 50,000,000 shares authorized)	$15.02
Class T:
Net Asset Value, offering and redemption price per share ($1,030.11 ÷ 70.52 shares outstanding; 50,000,000 shares authorized)	$14.61
Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$14.98

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $20,110)	$528,432
Interest	95,309
Other income*	2,036

Total Investment Income	625,777

Expenses:
Investment advisory fees	1,807,163
Distribution fees - Class AAA	63,519
Distribution fees - Class A	84,662
Distribution fees - Class C	433,893
Distribution fees - Class T	1
Shareholder services fees	111,580
Registration expenses	68,614
Accounting fees	45,000
Shareholder communications expenses	31,073
Custodian fees	19,794
Legal and audit fees	19,392
Directors’ fees	6,777
Interest expense	533
Miscellaneous expenses	19,973

Total Expenses	2,711,974

Less: Expenses paid indirectly by broker (See Note 6)	(2,749)

Net Expenses	2,709,225

Net Investment Loss	(2,083,448)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments	3,184,056
Net realized gain on written options	376,962
Net realized gain on foreign currency transactions	262

Net realized gain on investments, written options, and foreign currency transactions	3,561,280

Net change in unrealized appreciation/depreciation:
on investments	7,392,955
on written options	12,828

Net change in unrealized appreciation/depreciation on investments and written options	7,405,783

Net Realized and Unrealized Gain on Investments, Written Options, and Foreign Currency	10,967,063

Net Increase in Net Assets Resulting from Operations	$8,883,615

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment loss	$ (2,083,448)	$ (3,085,327)
Net realized gain/(loss) on investments, written options, and foreign currency transactions	3,561,280	(571,284)
Net change in unrealized appreciation/depreciation on investments and written options	7,405,783	37,905,931

Net Increase in Net Assets Resulting from Operations	8,883,615	34,249,320

Distributions to Shareholders:
Net realized gain
Class AAA	(353,970)	—
Class A	(461,898)	—
Class C	(646,935)	—
Class I	(968,550)	—

Total Distributions to Shareholders	(2,431,353)	—

Capital Share Transactions:
Class AAA	(11,975,448)	(9,685,248)
Class A	(15,635,332)	(20,369,724)
Class C	(21,925,719)	(19,956,810)
Class I	(35,455,294)	(87,459,731)
Class T	1,000	—

Net Decrease in Net Assets from Capital Share Transactions	(84,990,793)	(137,471,513)

Redemption Fees	1,604	2,568

Net Decrease in Net Assets	(78,536,927)	(103,219,625)
Net Assets:
Beginning of year	238,755,596	341,975,221

End of year (including undistributed net investment income of $0 and $0, respectively)	$160,218,669	$238,755,596

See accompanying notes to financial statements.

10

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss)								Ratios to Average Net Assets/
		from Investment Operations			Distributions					Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (in 000’s)	Net Investment Loss (a)		Expenses Net of Waivers/ Reimburse- ments		Expenses Before Waivers/ Reimburse- ments		Portfolio Turnover Rate
Class AAA
2017	$13.70	$(0.15)	$1.21	$1.06	$(0.15)	$(0.15)	$0.00	$14.61	7.88%	$22,542	(1.08)%		1.43%		1.43	%(d)	77%
2016	12.00	(0.14)	1.84	1.70	—	—	0.00	13.70	14.17	33,695	(1.11)		1.42		1.42	(d)	60
2015	15.22	(0.12)	(1.81)	(1.93)	(1.29)	(1.29)	0.00	12.00	(14.11)	38,960	(0.83)		1.37		1.37	(d)	73
2014	13.72	(0.09)	1.75	1.66	(0.16)	(0.16)	0.00	15.22	12.15	57,565	(0.58)		1.38		1.38		94
2013	11.11	(0.14)	3.13	2.99	(0.38)	(0.38)	0.00	13.72	27.74	50,275	(1.05)		1.54	(e)	1.54	(e)	69
Class A
2017	$13.84	$(0.15)	$1.22	$1.07	$(0.15)	$(0.15)	$0.00	$14.76	7.87%	$29,391	(1.08)%		1.43%		1.43	%(d)	77%
2016	12.12	(0.14)	1.86	1.72	—	—	0.00	13.84	14.19	43,775	(1.10)		1.42		1.42	(d)	60
2015	15.36	(0.12)	(1.83)	(1.95)	(1.29)	(1.29)	0.00	12.12	(14.11)	57,987	(0.83)		1.37		1.37	(d)	73
2014	13.85	(0.09)	1.76	1.67	(0.16)	(0.16)	0.00	15.36	12.11	105,369	(0.59)		1.38		1.38		94
2013	11.21	(0.14)	3.16	3.02	(0.38)	(0.38)	0.00	13.85	27.76	192,157	(1.05)		1.54	(e)	1.54	(e)	69
Class C
2017	$12.06	$(0.22)	$1.05	$0.83	$(0.15)	$(0.15)	$0.00	$12.74	7.04%	$37,147	(1.83)%		2.18%		2.18	%(d)	77%
2016	10.64	(0.21)	1.63	1.42	—	—	0.00	12.06	13.35	57,796	(1.85)		2.17		2.17	(d)	60
2015	13.73	(0.20)	(1.60)	(1.80)	(1.29)	(1.29)	0.00	10.64	(14.74)	70,274	(1.58)		2.12		2.12	(d)	73
2014	12.49	(0.18)	1.58	1.40	(0.16)	(0.16)	0.00	13.73	11.25	87,443	(1.31)		2.13		2.13		94
2013	10.22	(0.22)	2.87	2.65	(0.38)	(0.38)	0.00	12.49	26.80	55,865	(1.79)		2.29	(e)	2.29	(e)	69
Class I
2017	$14.05	$(0.11)	$1.23	$1.12	$(0.15)	$(0.15)	$0.00	$15.02	8.11%	$71,138	(0.83)%		1.18%		1.18	%(d)	77%
2016	12.27	(0.11)	1.89	1.78	—	—	0.00	14.05	14.51	103,490	(0.85)		1.17		1.17	(d)	60
2015	15.50	(0.09)	(1.85)	(1.94)	(1.29)	(1.29)	0.00	12.27	(13.90)	174,754	(0.58)		1.12		1.12	(d)	73
2014	13.94	(0.05)	1.77	1.72	(0.16)	(0.16)	0.00	15.50	12.39	318,785	(0.30)		1.13		1.13		94
2013	11.26	(0.11)	3.17	3.06	(0.38)	(0.38)	0.00	13.94	28.00	110,170	(0.79)		1.29	(e)	1.29	(e)	69
Class T(f)
2017	$14.18	$(0.03)	$0.46	$0.43	—	—	—	$14.61	3.03%	$1	(0.96	)%(g)	1.43	%(g)	1.43	%(d)(g)	77%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017, 2016, and 2015, there was no impact to the expense ratios.
(e)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $140,973 for the year ended September 30, 2013, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.48% (Class AAA and Class A), 2.23% (Class C), and 1.23% (Class I).

(f)	Class T Shares were initially offered on July 5, 2017.
(g)	Annualized.

See accompanying notes to financial statements.

11

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002. On July 5, 2017, the Fund began to offer for sale Class T Shares.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Business Services	—	—	$ 0	$ 0
Other Industries (a)	$146,939,981	—	—	146,939,981
Total Common Stocks	146,939,981	—	0	146,939,981
U.S. Government Obligations	—	$12,302,070	—	12,302,070
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$146,939,981	$12,302,070	$ 0	$159,242,051
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$ (40,000)	—	—	$ (40,000)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (40,000)	—	—	$ (40,000)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at September 30, 2017, are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts while outstanding during the fiscal year ended September 30, 2017 had an average monthly market value of approximately $86,572.

At September 30, 2017, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Equity Written Call Options	$40,000	—	$40,000

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of Date:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$40,000	$40,000	—	—

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

As of September 30, 2017, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written. For the fiscal year ended September 30, 2017, the effect of equity option positions if any, can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, within Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2017, reclassifications were made to decrease accumulated net investment loss by $2,940,286 and decrease accumulated net realized loss on investments, written options, and foreign transactions by $97,085, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Distributions paid from:
Net long term capital gains.	$2,431,353

Total distributions paid	$2,431,353

No distributions were paid during the year ended September 30, 2016.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required,

At September 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and written options	$24,633,082
Qualified late year loss deferral*	(2,351,741)

Total	$22,281,341

*

Under the current law, qualified late year ordinary losses realized after December 31 or post October capital losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended September 30, 2017, the Fund elected to defer $1,300,977 of late year ordinary losses and $1,050,764 of post October capital losses.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

During the year ended September 30, 2017, the Fund utilized carry capital loss forwards of $1,624,137.

At September 30, 2017, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

17

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2017:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$134,628,006	$29,041,035	$(4,426,990)	$24,614,045
Written options	(59,037)	19,037	—	19,037

		$29,060,072	$(4,426,990)	$24,633,082

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2017, other than short term securities and U.S. Government obligations, aggregated $129,956,140 and $222,129,144, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2017, the Distributor retained a total of $17,116 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

18

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

During the year ended September 30, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,749.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2017, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2017 was $9,082 with a weighted average interest rate of 2.04%. The maximum amount borrowed at any time during the year ended September 30, 2017 was $2,270,000.

8. Capital Stock. The Fund offers five classes of shares–Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75%, and 2.50%, respectively, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2017 and 2016 , if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

19

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	121,107	$1,624,522	325,047	$3,981,673
Shares issued upon reinvestment of distributions	26,864	339,563	—	—
Shares redeemed	(1,064,012)	(13,939,533)	(1,113,757)	(13,666,921)

Net decrease	(916,041)	$(11,975,448)	(788,710)	$(9,685,248)

Class A
Shares sold	269,609	$3,696,015	545,886	$6,946,569
Shares issued upon reinvestment of distributions	32,313	412,635	—	—
Shares redeemed	(1,473,249)	(19,743,982)	(2,168,667)	(27,316,293)

Net decrease	(1,171,327)	$(15,635,332)	(1,622,781)	$(20,369,724)

Class C
Shares sold	238,378	$2,779,240	745,654	$8,293,234
Shares issued upon reinvestment of distributions	47,717	529,186	—	—
Shares redeemed	(2,162,814)	(25,234,145)	(2,559,094)	(28,250,044)

Net decrease	(1,876,719)	$(21,925,719)	(1,813,440)	$(19,956,810)

Class I
Shares sold	1,370,129	$18,687,678	1,608,302	$20,528,256
Shares issued upon reinvestment of distributions	70,411	913,230	—	—
Shares redeemed	(4,070,826)	(55,056,202)	(8,485,808)	(107,987,987)

Net decrease	(2,630,286)	$(35,455,294)	(6,877,506)	$(87,459,731)

Class T (a)
Shares sold	71	$1,000	—	—

Net decrease	71	$1,000	—	—

(a)	Class T Shares were initially offered on July 5, 2017.

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2017 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Affiliated Investments Dividend Income	Affiliated Investments Realized Loss	Affiliated Investments Value at September 30, 2017	Affiliated Investments Change in Unrealized Appreciation/ Depreciation	Percent Owned of Shares Outstanding
Bioscrip Inc.*.	8,956,023	1,194,744	(4,969,790)	5,180,977	—	—	—	—	4.06%

*	Security is no longer considered affiliated at September 30, 2017.

20

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Focus Five Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2017

22

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO/Teton Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

John Gabelli Director Age: 73	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 81	Since 1991	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 73	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 78	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 49	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 92	Since 1991	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 83	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

23

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO/Teton Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/ GAMCO/Teton Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of funds within the Gabelli/GAMCO/Teton Fund Complex (closed-end funds since May 2017 and open-end funds since February 2017); Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007- 2014

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO/Teton Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2017, the Fund paid to shareholders long term capital gains totaling $2,431,353, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

24

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.,

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

John C. Ball

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate,

Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q317AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,800 in 2016 and $90,800 in 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2016 and $0 in 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,100 in 2016 and $11,100 in 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $31,621 in 2016 and $1,639 in 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $42,721 in 2016 and $12,739 in 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/05/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/05/2017

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 12/05/2017

*	Print the name and title of each signing officer under his or her signature.